Exhibit 10.5

Master Loan And Security Agreement	No. 2081009

MASTER LOAN AND SECURITY AGREEMENT

No. 2081009

dated as of October 16, 2002 (“Agreement”)

THIS AGREEMENT is between Oxford Finance Corporation (together with its successors and assigns, if any, “Secured Party”) and Infinity Pharmaceuticals, Inc. (“Debtor”). Secured Party has an office at 133 N. Fairfax Street, Alexandria, VA 22314. Debtor is a corporation organized and existing under the laws of the state of Delaware. Debtor’s mailing address and chief place of business is 650 Albany Street, Boston, MA 02118.

1.	CREATION OF SECURITY INTEREST.

Debtor grants to Secured Party, its successors and assigns, a security interest in and against all property listed on any collateral schedule now or in the future annexed to or made a part of this Agreement by the Debtor’s execution thereof (“Collateral Schedule”), and in and against all additions, attachments, accessories and accessions to such property, all substitutions, replacements or exchanges therefor, and all insurance and/or other proceeds thereof (all such property is individually and collectively called the “Collateral”). This security interest is given to secure the payment and performance of all debts, obligations and liabilities of any kind whatsoever of Debtor to Secured Party, now existing or arising in the future, including but not limited to the payment and performance of certain Promissory Notes executed by Debtor in favor of Secured Party from time to time and identified on any Collateral Schedule (collectively “Notes” and each a “Note”), and any renewals, extensions and modifications of such debts, obligations and liabilities (such Notes, debts, obligations and liabilities are called the “Indebtedness”). Unless otherwise provided by applicable law, notwithstanding anything to the contrary contained in this Agreement, to the extent that Secured Party asserts a purchase money security interest in any items of Collateral (“PMSI Collateral”): (i) the PMSI Collateral shall secure only that portion of the Indebtedness which has been advanced by Secured Party to enable Debtor to purchase, or acquire rights in or the use of such PMSI Collateral (the “PMSI Indebtedness”), and (ii) no other Collateral shall secure the PMSI Indebtedness.

2.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEBTOR.

Debtor represents, warrants and covenants as of the date of this Agreement and shall confirm the same as of the date of each Collateral Schedule that:

(a) Debtor’s exact legal name is as set forth in the preamble of this Agreement and Debtor is duly organized, existing and in good standing under the laws of the State set forth in the preamble of this Agreement, has its chief executive offices at the location specified in the preamble, and is, and will remain, duly qualified and licensed in every jurisdiction wherever necessary to carry on its business and operations;

(b) Debtor has adequate power and capacity to enter into, and to perform its obligations under this Agreement, each Note and any other documents evidencing, or given in connection with, any of the Indebtedness (all of the foregoing are called the “Debt Documents”);

(c) This Agreement and the other Debt Documents have been duly authorized, executed and delivered by Debtor and constitute legal, valid and binding agreements enforceable in accordance with their terms, except to the extent that the enforcement of remedies may be limited under applicable bankruptcy and insolvency laws;

(d) No approval, consent or withholding of objections is required from any governmental authority or instrumentality with respect to the entry into, or performance by Debtor of any of the Debt Documents, except any already obtained;

(e) The entry into, and performance by, Debtor of the Debt Documents will not (i) violate any of the organizational documents of Debtor or any judgment, order, law or regulation applicable to Debtor, or (ii) result in any breach of or constitute a default under any contract to which Debtor is a party, or result in the creation of any lien, claim or encumbrance on any of Debtor’s property (except for liens in favor of Secured Party) pursuant to any indenture, mortgage, deed of trust, bank loan, credit agreement, or other agreement or instrument to which Debtor is a party;

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(f) There are no suits or proceedings pending in court or before any commission, board or other administrative agency against or affecting Debtor which could, in the aggregate, have a material adverse effect on Debtor, its business or operations, or its ability to perform its obligations under the Debt Documents, nor does Debtor have reason to believe that any such suits or proceedings are threatened;

(g) All financial statements delivered to Secured Party in connection with the Indebtedness have been prepared in accordance with generally accepted accounting principles, and since the date of the most recent financial statement, there has been no material adverse change in Debtors financial condition;

(h) The Collateral is not, and will not be, used by Debtor for personal, family or household purposes;

(i) The Collateral is, and will remain, in good condition and repair and Debtor will not be negligent in its care and use;

(j) Debtor is, and will remain, the sole and lawful owner, and in possession of, the Collateral, and has the sole right and lawful authority to grant the security interest described in this Agreement;

(k) The Collateral is, and will remain, free and clear of all liens, claims and encumbrances of any kind whatsoever, except for (i) liens in favor of Secured Party, (ii) liens for taxes not yet due or for taxes being contested in good faith and which do not involve, in the judgment of Secured Party, any risk of the sale, forfeiture or loss of any of the Collateral, and (iii) inchoate materialmen’s, mechanic’s, repairmen’s and similar liens arising by operation of law in the normal course of business for amounts which are not delinquent (all of such liens are called “Permitted Liens”).

(l) All federal, state and local tax returns required to be filed by Debtor have been filed with the appropriate governmental agencies and all taxes due and payable by Debtor have been timely paid;

(m) To the knowledge of Debtor, and after due and reasonable investigation no event or condition exists under any material agreement, instrument or document to which Debtor is a party or may be subject, or by which Debtor or any of its properties are bound, which constitutes a default or an event of default thereunder, or will, with the giving of notice, passage of time, or both, would constitute a default or event of default thereunder;

(n) All of the tangible Collateral is located at the locations set forth on each Collateral Schedule;

(o) Debtor will pay when due all taxes, assessments and other liabilities except as contested in good faith and by appropriate proceedings and for which adequate reserves have been established;

(p) All reports, certificates, schedules, notices and financial information submitted by Debtor to the Secured Party pursuant to this Agreement shall be certified as true and correct by an Officer of Debtor;

(q) Debtor shall give the Secured Party (i) 30 days prior written notice of the location of any Collateral at any place other than the Collateral Locations; and (ii) prompt written notice of any event, occurrence or other matter which has resulted or may result in a material adverse change in its financial condition or business operations;

3.	COLLATERAL.

(a) Until the occurrence of an Event of Default (as defined below), Debtor shall remain in possession of the Collateral; except that Secured Party shall have the right to possess (i) any chattel paper or instrument that constitutes a part of the Collateral, and (ii) any other Collateral in which Secured Party’s security interest may be perfected only by possession. Secured Party may inspect any of the Collateral during normal business hours after giving Debtor reasonable prior notice. If Secured Party asks, Debtor will promptly notify Secured Party in writing of the location of any Collateral.

(b) Debtor shall (i) use the Collateral only in its trade or business, (ii) maintain all of the Collateral in good operating order and repair, normal wear and tear excepted, (iii) use and maintain the Collateral only in compliance with manufacturers recommendations and all applicable laws, and (iv) keep all of the Collateral free and clear of all liens, claims and encumbrances (except for Permitted Liens).

(c) Secured Party does not authorize and Debtor agrees it shall not (i) part with possession of any of the Collateral (except to Secured Party or for maintenance and repair), (ii) remove any of the Collateral from the continental United States, or (iii) sell, rent, lease, mortgage, license, grant a security interest in or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral.

(d) Debtor shall pay promptly when due all taxes, license fees, assessments and public and private charges levied or assessed on any of the Collateral, on its use, or on this Agreement or any of the other Debt Documents. At its option, Secured Party may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance, insurance and preservation of the Collateral and effect compliance

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with the terms of this Agreement or any of the other Debt Documents. Debtor agrees to reimburse Secured Party, on demand, all costs and expenses incurred by Secured Party in connection with such payment or performance and agrees that such reimbursement obligation shall constitute Indebtedness.

(e) Debtor shall, at all times, keep accurate and complete records of the Collateral, and Secured Party shall have the right to inspect and make copies of all of Debtor’s books and records relating to the Collateral during normal business hours, after giving Debtor reasonable prior notice.

(f) Debtor agrees and acknowledges that any third person who may at any time possess all or any portion of the Collateral shall be deemed to hold, and shall hold, the Collateral as the agent of, and as pledge holder for, Secured Party. Secured Party may at any time give notice to any third person described in the preceding sentence that such third person is holding the Collateral as the agent of, and as pledge holder for, the Secured Party.

(g) Upon Debtor’s request, Secured Party shall release its security interest on any obsolete or surplus Collateral, it being understood that it is not the intention of Debtor to refinance such obsolete or surplus Collateral, up to an aggregate amount of twenty percent (20%) of the Notes, if and only if, Debtor prepays all accrued and unpaid interest and the outstanding principal balance of the Notes allocable to such items or items of Collateral. Secured Party shall, at Debtor’s sole cost and expense, execute such further documents and take such further actions as may be reasonably necessary to effect the release contemplated by this subsection 3(g), including duly executing and delivering termination statements for filing in all relevant jurisdictions. Notwithstanding anything contained herein to the contrary, Debtor may replace existing Collateral with other Collateral upon providing Secured Party with a first priority perfected security interest in such Collateral with an equal or greater value than the existing Collateral; provided that, Debtor shall provide Secured Party with evidence reasonably satisfactory to Secured Party of the value of such Collateral and provide all documentation Secured Party reasonably deems necessary to provide Secured Party with a first perfected security interest.

4.	INSURANCE.

(a) Debtor shall at all times bear the entire risk of any loss, theft, damage to, or destruction of, any of the Collateral from any cause whatsoever.

(b) Debtor agrees to keep the Collateral insured against loss or damage by fire and extended coverage perils, theft, burglary, and for any or all Collateral which are vehicles, for risk of loss by collision, and if requested by Secured Party, against such other risks as Secured Party may reasonably require. The insurance coverage shall be in an amount no less than the full replacement value of the Collateral, and deductible amounts, insurers and policies shall be reasonably acceptable to Secured Party. Debtor shall deliver to Secured Party policies or certificates of insurance evidencing such coverage. Each policy shall name Secured Party as a loss payee, shall provide for coverage to Secured Party regardless of the breach by Debtor of any warranty or representation made therein, shall not be subject to co-insurance, and shall provide that coverage may not be canceled or altered by the insurer except upon thirty (30) days prior written notice to Secured Party. Debtor appoints Secured Party as its attorney-in-fact to make proof of loss, claim for insurance and adjustments with insurers, and to receive payment of and execute or endorse all documents, checks or drafts in connection with insurance payments. Secured Party shall not act as Debtor’s attorney-in-fact unless there has occurred and is continuing an Event of Default. Proceeds of insurance shall be applied, at the option of Secured Party, to repair or replace the Collateral or to reduce any of the Indebtedness.

5.	REPORTS.

(a) Debtor shall promptly notify Secured Party of (i) any change in the name of Debtor, (ii) any change in the state of its incorporation or registration, (iii) any relocation of its chief executive offices, (iv) any relocation of any of the Collateral, (v) any of the Collateral being lost, stolen, missing, destroyed, materially damaged or worn out, or (vi) any lien, claim or encumbrance other than Permitted Liens attaching to or being made against any of the Collateral.

(b) Debtor will deliver to Secured Party Debtor’s complete financial statements, certified by a recognized firm of certified public accountants, within one hundred twenty (120) days of the close of each fiscal year of Debtor. If Secured Party requests, Debtor will deliver to Secured Party copies of Debtor’s quarterly financial reports certified by Debtor’s chief financial officer, within ninety (90) days after the close of each of Debtor’s fiscal quarter. Debtor will deliver to Secured Party copies of all Forms 10-K. and 10-Q, if any, within 30 days after the dates on which they are filed with the Securities and Exchange Commission.

6.	FURTHER ASSURANCES.

(a) Debtor shall, upon request of Secured Party, furnish to Secured Party such further information, execute and deliver to Secured Party such documents and instruments (including, without limitation, Uniform Commercial Code financing statements) and shall do such other acts and things as Secured Party may at any time reasonably request relating to the perfection or protection of the security interest created by this Agreement or for the purpose of carrying out the intent of this Agreement. Without limiting the foregoing, Debtor shall cooperate and do all acts deemed reasonably necessary or advisable by Secured Party to continue in Secured Party a perfected first security interest in the Collateral, and shall obtain and furnish to Secured Party any subordinations, releases, landlord

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waivers, lessor waivers, mortgagee waivers, or control agreements, and similar documents as may be from time to time reasonably requested by, and in form and substance reasonably satisfactory to, Secured Party.

(b) Debtor authorizes Secured Party to file a financing statement and amendments thereto describing the Collateral and containing any other information required by the applicable Uniform Commercial Code. Debtor irrevocably grants to Secured Party the power to sign Debtor’s name and generally to act on behalf of Debtor to execute and file applications for title, transfers of title, financing statements, notices of lien and other documents pertaining to any or all of the Collateral; this power is coupled with Secured Party’s interest in the Collateral. Debtor shall, if any certificate of title be required or permitted by law for any of the Collateral, obtain and promptly deliver to Secured Party such certificate showing the lien of this Agreement with respect to the Collateral. Debtor ratifies its prior authorization for Secured Party to file financing statements and amendments thereto describing the Collateral and containing any other information required by the Uniform Commercial Code if filed prior to the date hereof.

(c) Debtor shall indemnify and defend the Secured Party, its successors and assigns, and their respective directors, officers and employees, from and against all claims, actions and suits (including, without limitation, related and reasonably attorneys’ fees) of any kind whatsoever arising, directly or indirectly, in connection with any of the Collateral other than those resulting from the gross negligence or willful misconduct of Secured Party.

7.	DEFAULT AND REMEDIES.

(a) The following shall constitute an event of default (“Event of Default”) under this Agreement and each of the other Debt Documents:

(i) Debtor breaches its obligation to pay when due any installment or other amount due or coming due under any of the Debt Documents and such failure shall continue for a period of ten (10) days following any oral, facsimile or written notice from Secured Party to Debtor;

(ii) Debtor, without the prior written consent of Secured Party, attempts to or does sell, rent, lease, license, mortgage, grant a security interest in, or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral;

(iii) Debtor breaches any of its insurance obligations under Section 4;

(iv) Debtor breaches any of its other obligations under any of the Debt Documents and fails to cure that breach within thirty (30) days after written notice from Secured Party;

(v) Any warranty, representation or statement made by Debtor in any of the Debt Documents or otherwise in connection with any of the Indebtedness shall be false or misleading in any material respect when made;

(vi) Any material portion of the Collateral is subjected to attachment, execution, levy, seizure or confiscation in any legal proceeding or otherwise, or if any legal or administrative proceeding is commenced against Debtor or any of the Collateral, which in the good faith judgment of Secured Party subjects any of the Collateral to a material risk of attachment, execution, levy, seizure or confiscation and no bond is posted or protective order obtained within three (3) business days of Secured Party’s request to negate such risk;

(vii) Debtor breaches or is in default under any other agreement between Debtor and Secured Party;

(viii) Debtor or any guarantor or other obligor for any of the Indebtedness (collectively “Guarantor”) dissolves, terminates its existence, becomes insolvent or ceases to do business as a going concern;

(ix) If Debtor or any Guarantor is a natural person, Debtor or any such Guarantor dies or becomes incompetent;

(x) A receiver is appointed for all or of any part of the property of Debtor or any Guarantor, or Debtor or any Guarantor makes any assignment for the benefit of creditors;

(xi) Debtor or any Guarantor files a petition under any bankruptcy, insolvency or similar law, or any such petition is filed against Debtor or any Guarantor and is not dismissed within forty-five (45) days; or

(xii) Debtor’s improper filing of an amendment or termination statement relating to a filed financing statement describing the Collateral.

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(xiii) Debtor shall, without the prior written consent of Secured Party, (i) merge with or consolidate into any other entity (other than an acquisition by Debtor of the capital stock or assets of another entity where (A) the aggregate cash consideration paid or to be paid in connection with such acquisition does not exceed $7,500,000 or (B) the consideration paid by Debtor in such an acquisition shall be comprised solely of its equity securities), if the resulting entity’s overall financial condition after the merger or consolidation is worse than the overall financial condition of Debtor before the merger or consolidation in Lender’s sole but good faith opinion, or (ii) sell all or substantially all of its assets or (iii) in any manner terminate its existence. In the event that Secured Party fails to consent to a proposed merger or consolidation for which its consent is required, then Debtor may prepay the Indebtedness, either prior to or simultaneously with the closing of the merger or consolidation, upon payment of (i) all accrued and unpaid interest and the outstanding principal balances of the Notes and (ii) an amount equal to three (3%) of the outstanding principal balance of the Notes on the date of prepayment; or

(xiv) if Debtor is a privately held corporation, there shall occur, without the prior written consent of Secured Party, a change in its ownership of more than 50% of Debtor’s voting capital stock (other than by the sale in a public offering or to venture capital investors); provided that, if such change in ownership consists of an acquisition by an entity with a net worth of $250,000,000 or greater, Secured Party’s consent to such change in ownership shall not be required. In the event that Secured Party fails to consent to a proposed change in ownership for which its consent is required, then Debtor may prepay the Indebtedness, either prior to or simultaneously with the closing of the change in ownership event, upon payment of (i) all accrued and unpaid interest and the outstanding principal balance of the Notes and (ii) an amount equal to three percent (3%) of the outstanding principal balance of the Notes on the date of prepayment; or

(xv) if Debtor is a publicly held corporation, there shall be a change in the ownership of Borrower’s stock such that Borrower is no longer subject to the reporting requirements of the Securities Exchange Act of 1934 or no longer has a class of equity securities registered under Section 12 of the Securities Act of 1933; or

(xvi) if Debtor defaults under any other financing arrangement between Debtor and a third party and third party has accelerated the debt in accordance with its terms (other than a default where the aggregate financing arrangement with a third party amounts to less than $75k); or

(b) Upon an Event of Default, Secured Party, at its option, may declare any or all of the Indebtedness to be immediately due and payable, without demand or notice to Debtor or any Guarantor. The accelerated obligations and liabilities shall bear interest (both before and after any judgment) until paid in full at the lower of eighteen percent (18%) per annum or the maximum rate not prohibited by applicable law.

(c) After default, Secured Party shall have all of the rights and remedies of a Secured Party under the Uniform Commercial Code, and under any other applicable law. Without limiting the foregoing, Secured Party shall have the right to (i) notify any account debtor of Debtor or any obligor on any instrument which constitutes part of the Collateral to make payment to the Secured Party, (ii) with or without legal process, enter any premises where the Collateral may be and take possession of and remove the Collateral from the premises or store it on the premises, (iii) sell the Collateral at public or private sale, in whole or in part, and have the right to bid and purchase at said sale, or (iv) lease or otherwise dispose of all or part of the Collateral, applying proceeds from such disposition to the obligations then in default. If requested by Secured Party, Debtor shall promptly assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. Secured Party may also render any or all of the Collateral unusable at the Debtor’s premises and may dispose of such Collateral on such premises without liability for rent or costs. Any notice that Secured Party is required to give to Debtor under the Uniform Commercial Code of the time and place of any public sale or the time after which any private sale or other intended disposition of the Collateral is to be made shall be deemed to constitute reasonable notice if such notice is given to the last known address of Debtor at least five (5) days prior to such action.

(d) Proceeds from any sale or lease or other disposition shall be applied: first, to all costs of repossession, storage, and disposition including without limitation reasonable attorneys’, appraisers’, and auctioneers’ fees; second, to discharge the obligations then in default; third, to discharge any other Indebtedness of Debtor to Secured Party, whether as obligor, endorser, guarantor, surety or indemnitor; fourth, to expenses incurred in paying or settling liens and claims against the Collateral; and lastly, to Debtor, if there exists any surplus. Debtor shall remain fully liable for any deficiency.

(e) Debtor agrees to pay all reasonable attorneys’ fees and other costs incurred by Secured Party in connection with the enforcement, assertion, defense or preservation of Secured Party’s rights and remedies under this Agreement, or if prohibited by law, such lesser sum as may be permitted. Debtor further agrees that such fees and costs shall constitute Indebtedness.

(f) Secured Party’s rights and remedies under this Agreement or otherwise arising are cumulative and may be exercised singularly or concurrently. Neither the failure nor any delay on the part of the Secured Party to exercise any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise of that or any other right, power or privilege. SECURED PARTY SHALL NOT BE DEEMED TO HAVE WAIVED ANY OF ITS RIGHTS UNDER THIS AGREEMENT OR UNDER ANY OTHER AGREEMENT, INSTRUMENT OR PAPER SIGNED BY DEBTOR UNLESS SUCH WAIVER IS EXPRESSED IN WRITING AND SIGNED BY SECURED PARTY. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

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(g) DEBTOR AND SECURED PARTY UNCONDITIONALLY WAIVE THEIR RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE OTHER DEBT DOCUMENTS, ANY OF THE INDEBTEDNESS SECURED HEREBY, ANY DEALINGS BETWEEN DEBTOR AND SECURED PARTY RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN DEBTOR AND SECURED PARTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT. THIS WAIVER IS IRREVOCABLE. THIS WAIVER MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING. THE WAIVER ALSO SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, ANY OTHER DEBT DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

8.	MISCELLANEOUS.

(a) This Agreement, any Note and/or any of the other Debt Documents may be assigned, in whole or in part, by Secured Party without notice to Debtor, and Debtor agrees not to assert against any such assignee, or assignee’s assigns, any defense, set-off, recoupment claim or counterclaim which Debtor has or may at any time have against Secured Party for any reason whatsoever. Debtor agrees that if Debtor receives written notice of an assignment from Secured Party, Debtor will pay all amounts payable under any assigned Debt Documents to such assignee or as instructed by Secured Party. Debtor also agrees to confirm in writing receipt of the notice of assignment as may be reasonably requested by Secured Party or assignee.

(b) All notices to be given in connection with this Agreement shall be in writing (with the exception of oral notice as provided for in Section 7(a)(i)), shall be addressed to the parties at their respective addresses set forth in this Agreement (unless and until a different address may be specified in a written notice to the other party), and shall be deemed given (i) on the date of receipt if delivered in hand or by facsimile transmission, (ii) on the next business day after being sent by express mail, (iii) on the fourth business day after being sent by regular, registered or certified mail, and (iv) on the date the telephone call is made by Secured Party if delivered by oral notice in connection with Section 7(a)(i). As used herein, the term “business day” shall mean and include any day other than Saturdays, Sundays, or other days on which commercial banks in New York, New York are required or authorized to be closed.

(c) Secured Party may correct patent errors and fill in all blanks in this Agreement or in any Collateral Schedule consistent with the agreement of the parties.

(d) Time is of the essence of this Agreement. This Agreement shall be binding, jointly and severally, upon all parties described as the “Debtor” and their respective heirs, executors, representatives, successors and assigns, and shall inure to the benefit of Secured Party, its successors and assigns.

(e) This Agreement and its Collateral Schedules constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior understandings (whether written, verbal or implied) with respect to such subject matter. THIS AGREEMENT AND ITS COLLATERAL SCHEDULES SHALL NOT BE CHANGED OR TERMINATED ORALLY OR BY COURSE OF CONDUCT, BUT ONLY BY A WRITING SIGNED BY BOTH PARTIES. Section headings contained in this Agreement have been included for convenience only, and shall not affect the construction or interpretation of this Agreement.

(f) This Agreement shall continue in full force and effect until all of the Indebtedness has been indefeasibly paid in full to Secured Party or its assignee. The surrender, upon payment or otherwise, of any Note or any of the other documents evidencing any of the Indebtedness shall not affect the right of Secured Party to retain the Collateral for such other Indebtedness as may then exist or as it may be reasonably contemplated will exist in the future. This Agreement shall automatically be reinstated if Secured Party is ever required to return or restore the payment of all or any portion of the Indebtedness (all as though such payment had never been made).

(g) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE COMMONWEALTH OF VIRGINIA (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE EQUIPMENT.

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IN WITNESS WHEREOF, Debtor and Secured Party, intending to be legally bound hereby, have duly executed this Agreement in one or more counterparts, each of which shall be deemed to be an original, as of the day and year first aforesaid.

SECURED PARTY:		DEBTOR:

Oxford Finance Corporation		Infinity Pharmaceuticals, Inc.

By:	/s/ Michael J. Altenburger	By:	/s/ Steven H. Holtzman
Name:	M. J. Altenburger	Name:	Steven H. Holtzman
Title:	CFO	Title:	President & CEO

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FIRST AMENDMENT TO MASTER LOAN AND SECURITY AGREEMENT NO. 2081009

Dated as of March 31,2006

THIS FIRST AMENDMENT TO MASTER LOAN AND SECURITY AGREEMENT NO. 2081009 (this “Amendment”) is between Oxford Finance Corporation (together with its successors and assigns, if any, “Secured Party”) and Infinity Pharmaceuticals, Inc. (“Debtor”). Secured Party has an office at 133 N. Fairfax Street, Alexandria, VA 22314. Debtor is a corporation organized and existing under the laws of the State of Delaware. Debtor’s mailing address and chief place of business is 780 Memorial Drive, Cambridge, MA 02139.

1.	TERMS OF EXISTING AGREEMENT.

The Secured Party and Debtor are parties to that certain Master Loan and Security Agreement dated October 16, 2002 (the “Agreement”) and desire to amend the terms and conditions of the Agreement in accordance with the terms and conditions more specifically set forth herein. The terms used and defined in this Amendment are used herein with the same meanings ascribed to them in the Agreement except to the extent specifically provided herein. This Amendment is not a novation and, except as specifically modified by this Amendment, all of the terms and provisions of the Agreement and all previous amendments thereto shall remain unchanged and in full force and effect. To the extent there is a conflict between the provisions of the Agreement and all previous amendments thereto and the provisions of this Amendment, this Amendment governs.

2.	REVISIONS TO EXISTING AGREEMENT.

(a)	Section 1 of the Agreement is revised to read as follows:

Debtor grants to Secured Party, its successors and assigns, a security interest in and against the Collateral (as that term is defined herein). This security interest is given to secure the payment and performance of all debts, obligations and liabilities of any kind whatsoever of Debtor to Secured Party, now existing or arising in the future, under the Debt Documents including but not limited to the payment and performance of certain Promissory Notes from time to time executed by Debtor (collectively “Notes” and each a “Note”) and any renewals, extensions and modifications of such debts, obligations and liabilities (such Notes, debts, obligations and liabilities are called the “Indebtedness”).

If Debtor shall at any time acquire a commercial tort claim, as defined in the Code, having a reasonable expected value in excess of $250,000 Debtor shall immediately notify Secured Party in writing signed by Debtor of the brief details thereof and, to the extent requested by the Secured Party, grant to Secured Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to Secured Party.

Secured Party represents that, as long as the Scenario A conditions described in the Term Sheet dated December 9, 2005 between the Secured Party and the Debtor have been met, the Secured Party will make available to the Debtor an additional Two Million Five Hundred Thousand Dollars ($2,500,000) to be drawn by the Debtor anytime up to and including June 30, 2006.

Notwithstanding anything to the contrary contained herein or in any other Debt Document, the Debtor may prepay in full, but not in part, its entire Indebtedness under any Note by payment of the entire Indebtedness on such Note plus an additional sum as a premium equal to the following percentages of the remaining principal balance on such Note for the indicated period: (i) from the date of the Note until the first annual anniversary date of such Note: four percent (4%); (ii) from the first annual anniversary date of the Note until the second annual anniversary date of such Note: three percent (3%); (iii) from the second annual anniversary date of the Note until the third annual anniversary date of such Note: two percent (2%); (iv) from the third annual anniversary date of the Note until the Indebtedness is paid in full: no premium (0%).

(b)	Section 2(k) of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

(k)	Encumbrances. The Collateral is, and will remain, free and clear of all liens, claims and encumbrances of any kind whatsoever, except for Permitted Liens;

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(c)	The following new provisions shall be added at the end of Section 2 of the Agreement to read as follows:

(r)	Debtor will protect, defend and maintain the validity and enforceability of the Intellectual Property necessary for the operation of its business.

(s)	Transactions with Affiliates. Debtor shall not, without the prior written consent of Secured Party, directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Debtor except for transactions that are on fair and reasonable terms and no less favorable to Debtor than would be obtained in an arm’s length transaction with a nonaffiliated Person.

(t)	Audits. Unless an Event of Default has occurred and is continuing. Debtor shall allow Secured Party to audit Debtor’s Collateral no more often than every six (6) months and shall reimburse Secured Party for up to Seven Thousand Five Hundred Dollars ($7,500) a year in audit expenses. Upon the occurrence and continuation of an Event of Default, the Secured Party will have the right to audit Debtor’s Collateral at any time at Debtor’s expense.

(d)	The following new provisions shall be added at the end of Section 3 of the Agreement to read as follows:

(h)	Receivables. As to each and every Receivable, the Debtor has full right and power to grant the Secured Party a security interest therein and the security interest granted in such Receivable to the Secured Party in this Agreement, when perfected, will be a valid first security interest, subject to Permitted Liens, which will inure to the benefit of the Secured Party without further action. Upon the written request of Secured Party, deliver to the Secured Party at the end of any fiscal quarter schedules of all outstanding Receivables. Such schedules shall be in form reasonably satisfactory to the Secured Party and shall show the age of such Receivables in intervals of not more than thirty (30) days. The items to be provided under this Section are to be prepared and delivered to the Secured Party from time to time solely for its convenience in maintaining records of the Collateral and the Debtor’s failure to give any of such items to the Secured Party shall not affect, terminate, modify or otherwise limit the Secured Party’s security interest granted herein.

(i)	Change of Address. All of the Collateral is located in and will in the future be in the possession of the Debtor at its address stated above or at such other addresses as may be set forth on the attached Schedule A or of which Debtor has notified Secured Party as provided herein. The Debtor has not at any time within the past four (4) months either (a) maintained Inventory or Equipment or (b) maintained its chief executive office or its records with respect to the Receivables at any other location and shall not do so hereafter except with the prior written consent of the Secured Party. The Secured Party shall be entitled to rely upon the foregoing unless it receives 14 days’ advance written notice of a change in the address of the Debtor’s executive offices or location of the Collateral.

(j)	Fixtures. Not permit any item of the Equipment to become a fixture to real estate or an accession to other property (other than existing fixtures and items that are leasehold improvements) without the prior written consent of the Secured Party, and except for any Equipment that is subject to a Permitted Lien or which has become a fixture or accession to other property as of the effectiveness of the Amendment (such equipment referred to as the “Excepted Equipment”), the Equipment is now and shall at all times remain personal property except with the Secured Party’s prior written consent. If any of the Equipment (other than the Excepted Equipment) is or will be attached to real estate in such a manner as to become a fixture under applicable state law and if such real estate is encumbered, the Debtor will request from the holder of each Lien or encumbrance a written consent and subordination to the security interest hereby granted, or a written disclaimer of any interest in the Collateral, in a form acceptable to the Secured Party.

(k)	Chattel Paper. Promptly, upon request by the Secured Party, deliver, assign, and endorse to the Secured Party all chattel paper and all other documents held by the Debtor in connection therewith.

(1)	Claims and Disputes. Immediately upon learning thereof, report to the Secured Party any reclamation, return or repossession of goods, any claim or dispute asserted by any Account Debtor or other obligor in amounts in excess of $ 100,000, and any other matter affecting the value and enforceability or collectability of any of the Collateral. In addition, the Debtor shall, at its sole cost and expense (including attorneys’ fees), but subject to the exercise of Debtor’s reasonable business judgment, litigate or settle any and all such claims and disputes and indemnify and protect the Secured Party against any liability, loss or expense arising therefrom or out of any such reclamation, return or repossession of goods.

(m)	Filing and Perfection of Claims. At the request of the Secured Party, take the necessary or appropriate steps to file and perfect, at the Debtor’s expense, any lien, judgment, claim or lawsuit that may be available to the Debtor under the laws of the applicable jurisdiction in the event that any Receivable is not paid within sixty (60) days of its due date.

(n)

Domain Name. The Debtor, in the exercise of its reasonable business judgment, shall (i) maintain the trademark of the domain name by defending against any infringement suits and by policing the trademark; (ii) renew the domain

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name registration during the loan term; and (iii) make all payments to the domain name registrar necessary to maintain the domain name

(o)	Distributions. Debtor shall not (i) pay any dividends or make any distributions on its equity securities; (ii) purchase, redeem, retire, defease or otherwise acquire for value any of its equity securities (other than repurchases in an aggregate amount not to exceed Five Hundred Thousand Dollars ($500,000)); (iii) return any capital to any holder of its equity securities as such; (iv) make any distribution of assets, equity securities, obligations or securities to any holder of its equity securities as such; or (v) set apart any sum for any such purpose; provided, however, Debtor may pay dividends or make distributions on its equity securities payable solely in common stock.

(p)	Indebtedness Payments. Debtor shall not (i) prepay, redeem, purchase, defease or otherwise satisfy in any manner prior to the scheduled repayment thereof any Subordinated Indebtedness for borrowed money or lease obligations without the consent of the Secured Party, such consent not to be unreasonably withheld; (ii) prepay, redeem, purchase, defease or otherwise satisfy in any manner prior to the scheduled repayment thereof any Additional Indebtedness (exclusive of Subordinated Indebtedness which is governed by clause (i) above) for borrowed money or lease obligations (each a “Prepayment” and together the “Prepayments”) in an aggregate amount in excess of Ten Million Dollars ($10,000,000) within any six (6) month period without also prepaying a Ratable Portion (as defined below) to the Secured Party; or (iii) amend, modify or otherwise change the terms of any Additional Indebtedness for borrowed money or lease obligations so as to accelerate the scheduled repayment thereof in violation of clauses (i) and (ii) above. For the avoidance of doubt, Debtor shall be permitted to make regularly scheduled or regularly required payment, repayment or redemptions of Permitted Indebtedness.

For purposes of this Section 3(p), “Ratable Portion” means an amount equal to the product of (A) the amount of Indebtedness owed to the Secured Party at the time multiplied by (B) a fraction, the numerator of which is the dollar amount of all Prepayments made within that six (6) month period in excess of Ten Million Dollars ($10,000,000) and the denominator of which is the sum of (i) all outstanding Additional Indebtedness (other than Subordinated Indebtedness) and (ii) the Indebtedness owed to the Secured Party.

(q)	Additional Indebtedness. Debtor shall not create, incur, assume or permit to exist any Additional Indebtedness except Permitted Indebtedness.

(r)	Negative Pledge Regarding Intellectual Property. Debtor shall not sell, transfer, assign, mortgage, pledge, lease, grant a security interest in, or encumber any of its Intellectual Property, or enter after the date of this Amendment into any agreement, document, instrument or other arrangement (except with or in favor of Secured Party or in connection with Additional Indebtedness described in clauses (d) or (f) of Permitted Indebtedness) with any entity which directly or indirectly prohibits or has the effect of prohibiting Debtor from selling, transferring, assigning, mortgaging, pledging, leasing, granting a security interest in or upon, or encumbering any of Debtor’s Intellectual Property; provided, however, that Debtor may (a) grant licenses with respect to its Intellectual Property in connection with joint ventures, corporate collaborations, financing of intellectual Property projects or in the ordinary course of business or (b) assign or otherwise transfer its Intellectual Property pursuant to agreements that the Debtor reasonably believes are in, or are not opposed to, the best interest of the Debtor, provided further that, Debtor may request that this covenant be waived in light of compelling special circumstances which require the pledge of any Intellectual Property to another creditor and Secured Party shall not unreasonably withhold its consent to such request.

(s)	Account Control Agreements. Debtor shall at all times after the first 60 days following the date of this Amendment maintain all Cash Equivalents owned by Debtor on deposit in a Deposit Account or Accounts at a third party institution (a “Third Party Institution”) covered by an account control agreement in favor of Secured Party (the terms of which shall be reasonably acceptable to Secured Party). At any time that the Cash Equivalents or any portion thereof are held in an account or accounts in one or more Third Party Institutions, the related account control agreement shall provide that Secured Party is to receive monthly account statements, evidencing that the Cash Equivalents are maintained in the related account. With respect to each such Deposit Account, Debtor, Secured Party, and each Third Party Institution with which a Deposit Account is maintained, shall enter into a written agreement, granting Secured party control of the Deposit Account and providing that the Third Party Institution will comply with instructions originated by the Secured Party directing disposition of the funds in the Deposit Account without further consent by Debtor. Such account control agreement may in accordance with the provisions thereof provide terms under which Debtor may remove funds from the Deposit Account; provided all funds in or transferred into the Deposit Account on or after the effectiveness of this Agreement shall be subject to the security interest granted under this Agreement.

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(t)	Instructions for the primary operating account are as follows:

Silicon Valley Bank

3003 Tasman Drive

Santa Clara, CA 95054

ABA No.: 121140399

Account No.: 3300323007

Account Name: Operating Account

Debtor hereby agrees that Loans will be advanced to the account specified above and regularly scheduled payments will be automatically debited from the same account. In addition to the primary operating account identified hereinabove, Debtor maintains the following other deposit and investment accounts:

1.	Silicon Valley Bank

3003 Tasman Drive

Santa Clara, CA 95054

ABA No.: 121140399

Account No.: 3300322942

Account Name: Accounts Payable

2.	Silicon Valley Bank

3003 Tasman Drive

Santa Clara, CA 95054

ABA No.: 121140399

Account No.: 3300339939

Account Name: Flex Spend

3.	Silicon Valley Bank

3003 Tasman Drive

Santa Clara, CA 95054

ABA No.: 121140399

Account No.: 486-01722-14 RR ZGQ

Account Name: Restricted Cash

4.	Silicon Valley Bank

3003 Tasman Drive

Santa Clara, CA 95054

ABA No.: 121140399

Account No.: 486-00901-19 RR ZGQ

Account Name: Investment Account

5.	State Street Bank and Trust Company

Fiduciary Investor Services

225 Franklin Street

Boston, MA 02110

ABA No.: 11000028

Account No.: DE1670

Account Name: Investment Account

(u)	Right to Invest. Debtor hereby grants to Secured Party a right (but not an obligation) to invest up to $750,000.00 in Debtor’s Subsequent Financings on the same economic terms conditions and pricing offered to other investors generally in such financing. Debtor shall endeavor to give Secured Party at least thirty (30) days prior written notice of such Subsequent Financing containing the terms, conditions and pricing of such Subsequent Financing. As used herein, “Subsequent Financing” shall mean the next round of private equity financing.

(e)	Section 4(b) of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

(b)

Insurance Requirements. Debtor agrees to maintain general liability insurance and to keep the Collateral insured against loss or damage by fire and extended coverage perils, theft, burglary, risk of loss by collision (for any or all Collateral which are vehicles) and such other risks as Secured Party may reasonably require. The liability insurance coverage shall be in an amount standard for companies similar to Debtor in Debtor’s industry in Debtor’s geographic region. The property insurance coverage shall be in an amount no less than the full replacement value of the Collateral. All insurance policies shall be in a form, with companies and with deductible amounts, reasonably

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acceptable to Secured Party. Debtor shall, upon request, deliver to Secured Party copies of policies or certificates of insurance evidencing such coverage. Each policy shall name Secured Party as a loss payee and an additional insured, shall provide for coverage to Secured Party regardless of the breach by Debtor of any warranty or representation made therein, shall not be subject to co-insurance, and shall provide that coverage may not be canceled or altered by the insurer except upon thirty (30) days prior written notice (10 days for non-payment) to Secured Party (the insurance coverage set forth in the Insurance Certificates provided by Debtor to Secured Party shall be deemed acceptable). Debtor appoints Secured Party as its attomey-in-fact to make proof of loss, claim for insurance and adjustments with insurers, and to receive payment of and execute or endorse all documents, checks or drafts in connection with insurance payments. Secured Party shall not act as Debtor’s attorney-in-fact unless an Event of Default exists. Proceeds of insurance with a value in excess of Two Million Five Hundred Thousand ($2,500,000) shall be applied, at the option of the Secured Party, to repair or replace the Collateral or to reduce any of the Indebtedness.

(f)	Section 5(b) of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

(b)	Debtor will deliver to Secured Party within ninety (120) days of the close of each fiscal year of Debtor, Debtor’s complete financial statements including a balance sheet, income statement, statement of shareholders’ equity and statement of cash flows, each prepared in accordance with generally accepted accounting principles consistently applied, certified by a recognized firm of certified public accountants satisfactory to Secured Party. Debtor will deliver to Secured Party copies of Debtor’s quarterly financial statements including a balance sheet, income statement and statement of cash flows, each prepared by Debtor in accordance with generally accepted accounting principles consistently applied subject to year end audit adjustments and footnotes by Debtor and certified by Debtor’s chief financial officer or controller, within ninety (120) days after the close of each of Debtor’s fiscal quarter. Debtor will deliver to Secured Party copies of Debtor’s monthly financial statements including a company prepared balance sheet, income statement and cash flow statement covering Borrower’s operations during such period, each prepared by Debtor and certified by Debtor’s chief financial officer or controller, within forty- five (45) days after the close of each month, subject to year end audit adjustments and footnotes. Debtor will deliver to Secured Party copies of all Forms 10-K and 10-Q, if any, within 30 days after the dates on which they are filed with the Securities and Exchange Commission, unless they are publicly available over the internet. Concurrently with delivery of the foregoing information, and from time to time promptly upon request of Secured Party, Debtor will deliver to Secured Party a Compliance Certificate substantially consistent with the form of the document attached hereto as Schedule C. Debtor will deliver to Secured Party within a reasonable time, in form satisfactory to Secured Party, such other and additional information as Secured Party may reasonably request from time to time.

(g)	Section 7(a)(xiv) of the Agreement is hereby amended by adding in the second line after the word “investors” and before the following language “or other than a merger, acquisition or other consolidation in which the stockholders of the Debtor immediately prior to such transaction own, immediately after the transaction, more than 50% of the voting capital stock of the surviving or successor entity.”

(h)	Section 7(a)(xvi) of the Agreement is hereby amended by deleting “$75K” in the second line thereof and replacing it with “Two Hundred Fifty Thousand Dollars ($250,000).”

(i)	The following new provisions shall be added at the end of Section 7(a) of the Agreement to read as follows:

(xvii)	There is a material adverse change in the Debtor’s financial condition as determined by Secured Party in its reasonable judgment.

(xviii)	The Debtor is in breach of Section 3(s) of this Agreement.

(j)	The following new provisions shall be added at the end of Section 8 of the Agreement to read as follows:

(h)	Limitation of Liability. The Secured Party shall not, under any circumstances, be liable for any error or omission or delay of any kind occurring in the settlement, collection or payment of any Receivables or any instrument received in payment thereof or for any damage resulting therefrom, unless such error, omission or delay is caused by its own negligence or misconduct. Upon the occurrence during the continuation of an Event of Default, the Secured Party is authorized to accept the return of the goods represented by any of the Receivables, without notice to or consent by the Debtor.

(i)

Notification to Account Debtors. Upon the occurrence and during the continuation of an Event of Default, the Secured Party shall have the right at any time to notify any Account Debtor of the Secured Party’s security interest in the Receivables and to require payments to be made directly to the Secured Party. Furthermore, in the event the Debtor’s Receivables have exceeded One Million Dollars ($1,000,000) at the end of each month for the preceding

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three (3) months, to facilitate direct collection, the Debtor hereby appoints the Secured Party and any officer or employee of the Secured Party, as the Secured Party may from time to time designate, as attomey-in-fact for the Debtor to, while an Event of Default continues (a) if the Debtor maintains post office boxes for the sole purpose of collecting Receivables, take over those post office boxes, or make such other arrangements, in which the Debtor shall cooperate, to receive the Debtor’s mail addressed to those post office boxes, including notifying the post office authorities to change the address for delivery of mail addressed to those post office boxes of the Debtor to such address as the Secured Party shall designate; (b) receive, open and dispose of any mail addressed to the Debtor and sent to such post office boxes and take therefrom any payments on or proceeds of Receivables (c) endorse the name of the Debtor in favor of the Secured Party upon any and all checks, drafts, money orders, notes, acceptances or other evidences of payment or Collateral that may come into the Secured Party’s possession; (d) sign and endorse the name of the Debtor on any invoice or bill of lading relating to any of the Receivables, on verifications of Receivables sent to any Account Debtor, to drafts against any Account Debtor, to assignments of Receivables, and to notices to any Account Debtor; and (e) do all acts and things necessary to carry out this Agreement and the transactions contemplated hereby, including signing the name of the Debtor on any instruments required by law in connection with the transactions contemplated hereby and on financing statements as permitted by the Virginia Uniform Commercial Code. This power, being coupled with an interest, is irrevocable so long as the Loan remains unsatisfied, or any Loan Document remains effective, as solely determined by the Secured Party.

(j)	Loss, Depreciation or Other Damage. The Secured Party shall not be liable for or prejudiced by any loss, depreciation or other damage to Receivables or other Collateral unless caused by the Secured Party’s willful and malicious act, and the Secured Party shall have no duty to take any action to preserve or collect any Receivable or other Collateral.

(k)	New Section 9 is added after Section 8 of the Agreement to read as follows:

9.	DEFINITIONS.

As used herein, the following terms, when initial capital letters are used, shall have the respective meanings set forth below. In addition, all terms defined in the Virginia Uniform Commercial Code (including revised Article 9 thereof) shall have the meanings given therein unless otherwise defined herein.

Defined Terms. As used in this Agreement, the following terms shall have the following meanings, unless the context otherwise requires:

“Account Debtor” shall mean the account debtor or any customer of the Debtor who is obligated or indebted to the Debtor with respect to any of the Receivables and/or the prospective purchaser with respect to any contract right, and/or any party or organization who enters into or proposes to enter into any contract or other arrangement with the Debtor pursuant to which the Debtor is to deliver any personal property or perform any service.

“Additional Indebtedness” means, with respect to Debtor or any of its subsidiaries, the aggregate amount of, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person to pay the deferred purchase price of property or services (excluding trade payables aged less than one hundred eighty (180) days), (d) all capital lease obligations of such Person, (e) all obligations or liabilities of others secured by a Lien on any asset of such Person, whether or not such obligation or liability is assumed, (f) all obligations or liabilities of others guaranteed by such Person, and (g) any other obligations or liabilities which are required by GAAP to be shown as debt on the balance sheet of such Person. Unless otherwise indicated, the term “Additional Indebtedness” shall include all Indebtedness of Debtor and all of its subsidiaries.

“Affiliate” of a Person is a Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person’s senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person’s managers and members.

“Cash Equivalents” means the sum outstanding, at any one time, of (i) all cash (in United States dollars) owned by Debtor at such time plus (ii) the fair market value of all cash equivalents and short term investments (as those terms are defined by GAAP) owned by Debtor at such time.

“Code” means the Virginia Uniform Commercial Code (including revised Article 9 thereof).

“Collateral” shall mean all personal property and fixtures of the Debtor, including, but not limited to all of the Receivables, Payments, accounts, the Deposit Account or Accounts, contract rights, instruments, documents, chattel paper (including tangible and electronic chattel paper), payment intangibles, commercial tort claims, health-care-insurance receivables, instruments, investment property, supporting obligations and general intangibles now owned or hereafter acquired by the Debtor and all

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goods, equipment, general intangibles and property of the Debtor described below which is now owned or hereafter acquired by the Debtor, wherever located; all deposit accounts (including all signature cards, account agreements and other documents relating to deposit accounts) and other obligations or indebtedness owed to the Debtor from whatever source arising; letter of credit rights; all rights of the Debtor to receive any payment in money or kind; all Inventory; all Equipment; all of the Debtor’s rights as an unpaid seller, including stoppage in transit, detinue and reclamation; all guarantees, or other agreements or property securing or relating to any of the items referred to above, or acquired for the purpose of securing and enforcing any of such items; all books of account and documents related thereto; to the extent allowed by law, all customer lists and other documents containing the names, addresses and other information regarding the Debtor’s customers, subscribers or those to whom the Debtor provides any services; computer tapes, programs, discs and other material, media or documents relating to the recording, billing or analyzing of any of the above; all computers, word processors, printers, switches, interfaces, web servers, website service contracts, internet connection contract or line lease, website hosting service contract, website license agreements, contracts with website advertisers, scripts, codes or Active-X controls, technology escrow agreements, website content development agreements, all parts, accessories, additions, substitutions, or options together with all property or equipment used in connection with any of the above or which are used to operate or cause to operate any features, special applications, format controls, options or software of any or all of the above-mentioned items; whether now owned or existing or hereafter acquired or arising, contractual rights, all amounts received as an award in or settlement of a suit in damages, proceeds of loans, interests in joint ventures or general or limited partnerships, the sale by the Debtor of any of the foregoing and all proceeds (cash and non-cash) of the foregoing; proceeds of property received wholly or partly in trade or exchange for the Collateral and all rents, revenues, issues, profits and proceeds in any form, including cash, insurance proceeds, distributions on stock, negotiable instruments and other evidences of indebtedness, chattel paper, security agreements and other documents arising from the sale, lease, license, encumbrance, collection of, or any other temporary or permanent disposition of, the Collateral or any interest therein. Notwithstanding the foregoing, the term Collateral shall not include (i) Intellectual Property, as hereinafter defined, (ii) assets which are subject to liens described in clauses (d), (f), (g) and (j) of the definition of Permitted Liens, (iii) any interests in joint ventures, corporate collaborations, financings of Intellectual Property projects and licenses granted in the ordinary course of business or (iv) contracts which by their terms do not permit or would be violated by the grant of a lien or security interest in them (the “Excluded Property”). The Debtor acknowledges and agrees that, in applying the law of any jurisdiction that at any time enacts all or substantially all of the uniform provisions of Revised Article 9 of the Uniform Commercial Code (1999 Official Text), the foregoing collateral description covers all assets of the Debtor, with the exception of Excluded Property. The Secured Party may at any time and from time to time file, pursuant to the provisions of this Agreement, financing and continuation statements and amendments thereto reflecting the same.

“Debt Documents” has the meaning given such capitalized term in Section 2(b).

“Default Rate” is the lower of eighteen percent (18%) per annum or the maximum rate not prohibited by applicable law.

“Deposit Account” means a demand, time, savings, passbook, or similar account maintained with a bank.

“Equipment” shall mean (a) all goods and equipment of the Debtor of every type and description, now owned and hereafter acquired and wherever located, including, without limitation, all imbedded software, machinery, motor vehicles and other rolling stock, furniture, furnishings, tools, dies, fittings, accessories, all substitutions therefore, leasehold improvements, fixtures, and materials and supplies relating to any of the foregoing; (b) all present and future documents of title and trust receipts relating to any of the foregoing; (c) all present and future rights, claims and causes of action of Debtor in connection with purchases of (or contracts for the purchase of), or warranties relating to, or damages to, goods held or to be held by the Debtor as equipment; (d) all present and future warranties, manuals and other written materials (and packaging thereof or relating thereto) relating to any of the foregoing; and (e) all present and future general intangibles of the Debtor in any way relating to any of the foregoing.

“Government Accounts” shall mean all accounts arising out of any Government Contract.

“Government Contract” shall mean any contract between the Debtor and the United States Government, any state or local government or any agency thereof, and all amendments thereto.

“Indebtedness” has the meaning given such capitalized term in Section 1.

“Intellectual Property” shall mean (a) all of the Debtor’s right, title and interest, whether now owned or existing or hereafter acquired or arising, in and to all domestic and foreign copyrights, copyright registrations and copyright applications, whether or not registered or filed with any governmental authority, together with (i) all renewals thereof, (ii) all present and future rights of the Debtor under all present and future license agreements relating thereto, whether the Debtor is licensee or licensor thereunder, (iii) all income, royalties, damages and payments now or hereafter due and/or payable to the Debtor thereunder or with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (iv) all of the Debtor’s present and future claims, causes of action and rights to sue for past, present or future infringements

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thereof, and (v) all rights corresponding thereto throughout the world (collectively “Copyright Rights”); (b) all of the Debtor’s right, title and interest, whether now owned or existing or hereafter acquired or arising, in and to all United States and foreign patents, and pending and abandoned United States and foreign patent applications, including, without limitation, the inventions and improvements described or claimed therein, together with (i) any reissues, divisions, continuations, certificates of re-examination, extensions and continuations-in-part thereof, (ii) all present and future rights of the Debtor under all present and future license agreements relating thereto, whether the Debtor is licensee or licensor thereunder, (iii) all income, royalties, damages and payments now or hereafter due and/or payable to the Debtor thereunder or with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (iv) all of the Debtor’s present and future claims, causes of action and rights to sue for past, present or future infringements thereof, and (v) all rights corresponding thereto throughout the world (collectively “Patent Rights”); (c) all of the Debtor’s right, title and interest, whether now owned or existing or hereafter acquired or arising, in and to all domestic and foreign trademarks, trademark registrations, trademark applications and trade names, whether or not registered or filed with any governmental authority, together with (i) all renewals thereof, (ii) all present and future rights of the Debtor under all present and future license agreements relating thereto, whether the Debtor is licensee or licensor thereunder, (iii) all income, royalties, damages and payments now or hereafter due and/or payable to the Debtor thereunder or with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (iv) all of the Debtor’s present and future claims, causes of action and rights to sue for past, present or future infringements thereof, and (v) all rights corresponding thereto throughout the world and all goodwill related to the foregoing (collectively “Trademark Rights”); (d) all present and future licenses and license agreements of the Debtor, and all rights of the Debtor under or in connection therewith, whether the Debtor is licensee or licensor thereunder, including, without limitation, any present or future franchise agreements under which the Debtor is franchisee or franchisor, together with (i) all renewals thereof, (ii) all income, royalties, damages and payments now or hereafter due and/or payable to the Debtor thereunder or with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (iii) all claims, causes of action and rights to sue for past, present or future infringements thereof, and (iv) all rights corresponding thereto throughout the world (collectively “License Rights”); (e) all present and future trade secrets of the Debtor; and (f) all other present and future intellectual property of the Debtor.

“Inventory” shall mean and include (a) all goods now owned or hereafter acquired by the Debtor, which are held for sale or lease by the Debtor or are furnished or to be furnished by the Debtor under contracts of service, (b) all raw materials, work in process, finished goods, packaging materials, and other materials and supplies of every kind used or consumed in connection with the manufacture, production, packing, shipping, advertising or sale of such goods, (c) all proceeds and products from the sale or other disposition of such goods, including all goods returned, repossessed, or acquired by the Debtor by way of substitution or replacement, and all additions and accessions thereto, and all documents and instruments (as those terms are defined in the Uniform Commercial Code) covering such goods; (d) all the Debtor’s rights as an unpaid seller, including stoppage in transit, detinue and reclamation; and (e) all of the above owned by the Debtor or in which the Debtor now has or in which the Debtor may hereafter acquire an interest, whether in transit or in the Debtor’s constructive or actual possession or held by the Debtor or others for the Debtor’s account (including any of the above held on consignment), including, without limitation, all of the above which may be located on the Debtor’s premises or upon the premises of any carriers, forwarding agents, truckers, warehousemen, vendors, selling agents, finishers, converters or other third parties who may have possession, temporary or otherwise, thereof.

“Lien(s)” shall mean any voluntary or involuntary mortgage, pledge, deed of trust, assignment, security interest, encumbrance, hypothecation, lien, or charge of any kind (including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction).

“Loan” means an advance of credit by Secured Party to Debtor. “Note” has the meaning given such capitalized term in Section 1.

“Payment” or “Payments” shall mean any check, draft, cash or any other remittance or credit in payment or on account of any or all of the Receivables and the cash proceeds of any returned, rejected or repossessed goods, the sale or lease of which gave rise to a Receivable.

“Permitted Indebtedness” means and includes:

a)	Indebtedness of Debtor to Secured Party;

b)	Additional Indebtedness arising from the endorsement of instruments in the ordinary course of business;

c)

Additional Indebtedness existing on the date hereof and set forth in Schedule B and any refinancings, refundings, renewals or extensions thereof; provided that the amount of such Additional Indebtedness is not increased at the time

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of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder and the direct or any contingent obligor with respect thereto is not changed, as a result of or in connection with such refinancing, refunding, renewal or extension;

d)	Additional Indebtedness incurred pursuant to a secured loan arrangement to be entered into between the Debtor and Horizon Technology Funding Company LLC (or its designee) and any refinancings, refundings, renewals or extensions thereof; provided that the amount of such Additional Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder and the direct or any contingent obligor with respect thereto is not changed, as a result of or in connection with such refinancing, refunding, renewal or extension;

e)	Additional Indebtedness secured by Liens permitted under clause (j) of the definition of Permitted Liens;

f)	Additional Indebtedness incurred in connection with any license, joint venture, partnership, corporate collaboration or project financing in the ordinary course of business involving the Debtor’s Intellectual Property;

g)	Additional Indebtedness with a maturity not to exceed six (6) months;

h)	Additional Indebtedness owed from the Company to any Subsidiary;

i)	Additional Indebtedness existing in the books of any entity acquired by the Debtor in a transaction permitted under this Agreement together with any Additional Indebtedness incurred for the purpose of refinancing such existing Additional Indebtedness; provided that such Additional Indebtedness is in existence on the date of such acquisition and is not created in anticipation thereof;

j)	Additional Indebtedness consisting of trade debt incurred in the ordinary course of business and guarantees by the Debtor of any Subsidiary indebtedness not otherwise prohibited hereunder;

k)	Additional Indebtedness incurred in the ordinary course of business consisting of obligations from any interest rate, interest rate cap or collar, currency or currency swap or other agreements or arrangement designed to protect the Debtor against fluctuations in interest rates or currency exchange rates;

l)	Subordinated Indebtedness;

m)	Other Additional Indebtedness aggregating not in excess of One Million Dollars ($1,000,000).

“Permitted Liens” means:

a)	liens in favor of Secured Party;

b)	liens for taxes not yet due or for taxes being contested in good faith for which adequate reserves have been established and which do not involve, any imminent sale, forfeiture or loss of any of the Collateral;

c)	inchoate material men’s, mechanic’s, repairmen’s and similar liens arising by operation of law in the normal course of business for amounts which are not delinquent;

d)	Liens existing on the date hereof and set forth in Schedule C and any refinancings, renewals or extensions thereof, provided that the property covered thereby is not changed and the amount secured or benefited thereby is not increased except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing, renewals or extensions;

e)	pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation, other than any Liens imposed by ERISA;

f)	Liens on assets of any entity acquired by the Debtor or any of its Subsidiaries in a transaction permitted under this Agreement; provided that such Liens are in existence on the date of such acquisition and are not created in anticipation thereof;

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g)	Liens securing Additional Indebtedness permitted under clauses (d), (f), (g) and (k) of the definition of Permitted Indebtedness;

h)	any interest or title of a lessor under any lease entered into by the Borrower or any other subsidiary in the ordinary course of its business and covering only the assets so leased; and

i)	Liens consisting of statutory or contractual liens in favor of banks or institutions holding, providing or issuing Borrower’s deposit accounts and certificates of deposits, easements affecting real property, and Liens in the nature of performance bonds or security deposits arising in the ordinary course of business;

j)	Liens upon any Equipment and proceeds, leasehold improvements and soft costs acquired by Debtor after the date hereof to secure (i) the purchase price (including the refunding to the Debtor of the purchase price) of such equipment or other personal property, or (ii) lease obligations or indebtedness incurred solely for the purpose of financing such Equipment and proceeds, leasehold improvements and soft costs; provided that (A) such Liens are confined solely to the Equipment so financed, leasehold improvements, soft costs and proceeds thereof and the amount secured does not exceed the price thereof, and (B) no such Lien shall be created, incurred, assumed or suffered to exist in favor of Debtor’s officers, directors or shareholders holding five percent (5%) or more of Debtor’s equity securities.

“Person” is any individual, sole proprietorship, partnership, limited liability company, joint venture, company association, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

“Prepayment” shall mean to prepay, redeem, purchase, defease or otherwise satisfy in any manner prior to the scheduled repayment thereof any Additional Indebtedness (exclusive of Subordinated Indebtedness) for borrowed money or lease obligations.

“Ratable Portion” shall mean an amount equal to the product of (A) the amount of Indebtedness owed to the Secured Party at the time multiplied by (B) a fraction, the numerator of which is the dollar amount of all Prepayments made within that six (6) month period in excess of Ten Million Dollars ($10,000,000) and the denominator of which is the sum of (i) all outstanding Additional Indebtedness (other than Subordinated Indebtedness) and (ii) the Indebtedness owed to the Secured Party.

“Receivables” shall mean in addition to the definition of account as contained in the Uniform Commercial Code (a) all of the Debtor’s present and future accounts, contract rights, receivables, promissory notes and other instruments, chattel paper (including tangible and electronic chattel paper), tax refunds, general intangibles (excluding the Intellectual Property) and all rights to receive the payment of money or other consideration under present or future contracts including, without limitation, all of the Debtor’s rights under each Government Contract and all related Government Accounts now owned or hereafter acquired by the Debtor; (b) all present and future cash of the Debtor; (c) all present and future judgments, orders, awards and decrees in favor of the Debtor and causes of action in favor of the Debtor; (d) all present and future contingent and noncontingent rights of the Debtor to the payment of money for any reason whatsoever, whether arising in contract, tort or otherwise including, without limitation, all rights to receive payments under presently existing or hereafter acquired or created letters of credit; (e) all present and future claims, rights of indemnification and other rights of the Debtor under or in connection with any contracts or agreements to which the Debtor is or becomes a party or third party beneficiary; (f) all goods previously or hereafter returned, repossessed or stopped in transit, the sale, lease or other disposition of which contributed to the creation of any account, instrument or chattel paper of the Debtor; (g) all present and future rights of the Debtor as an unpaid seller of goods, including rights of stoppage in transit, detinue and reclamation; (h) all rights which the Debtor may now or at any time hereafter have, by law or agreement, against any Account Debtor or other obligor of the Debtor, and all rights, liens and security interests which the Debtor may now or at any time hereafter have, by law or agreement, against any property of any Account Debtor or other obligor of the Debtor; (i) all invoices and shipping documents; and 0) all present and future interests and rights of the Debtor, including rights to the payment of money, under or in connection with all present and future leases and subleases of real or personal property to which the Debtor is a party, as lessor, sublessor, lessee or sublessee.

“Secured Party’s Expenses” means all reasonable costs or expenses (including reasonable attorneys’ fees and expenses) incurred in connection with the preparation, negotiation, documentation, administration and funding of the Debt Documents; and Secured Party’s reasonable attorneys’ fees, costs and expenses incurred in amending, modifying, enforcing or defending the Debt Documents (including fees and expenses of appeal or review), including the exercise of any rights or remedies afforded hereunder or under applicable law, whether or not suit is brought, whether before or after bankruptcy or insolvency, including without limitation all reasonable fees and costs incurred by Secured Party in connection with Secured Party’s enforcement of its rights in a bankruptcy or insolvency proceeding filed by or against Debtor or its property.

“Subordinated Indebtedness” means Additional Indebtedness subordinated to the Indebtedness of Debtor to Secured Party on terms and conditions acceptable to Secured Party in its sole discretion.

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“Subsequent Financing” has the meaning given such capitalized term in Section 3(u).

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Debtor.

“Third Party Institution” has the meaning given such capitalized term in Section 3(s).

All references in the Agreement to the term “Agreement” shall be deemed to refer to the Agreement, as amended by this Amendment.

3.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEBTOR.

Debtor represents, warrants and covenants as of the date of this Amendment that:

(a)	Due Organization. Debtor’s exact legal name is as set forth in the preamble of this Amendment and Debtor is, and will remain (unless Debtor notifies Secured Party in accordance with Section 5.(a) of the Agreement), duly organized, existing and in good standing under the laws of the State set forth in the preamble of this Amendment, has its chief executive offices at the location specified in the preamble, and is, and will remain (unless Debtor notifies Secured Party in accordance with Section 5.(a) of the Agreement), duly qualified and licensed in every jurisdiction wherever failure to be so qualified would have a material adverse effect on its business and operations;

(b)	Power and Capacity to Enter Into and Perform Obligations. Debtor has adequate power and capacity to enter into, and to perform its obligations under this Amendment, each Note and any other documents evidencing, or given in connection with, any of the Indebtedness;

(c)	Due Authorization. This Amendment and the other Debt Documents have been duly authorized, executed and delivered by Debtor and constitute legal, valid and binding agreements enforceable in accordance with their terms, except to the extent that the enforcement of remedies may be limited under applicable bankruptcy and insolvency laws and other equitable remedies;

(d)	Approvals and Consents. No approval, consent or withholding of objections is required from any governmental authority or instrumentality with respect to the entry into, or performance by Debtor of any of the Debt Documents, except any already obtained;

(e)	No Violations or Defaults. The entry into, and performance by, Debtor of the Debt Documents will not, (i) violate any of the organizational documents of Debtor, or any judgment, order, law or regulation applicable to Debtor, except where such violation would not reasonably be expected to result in a material adverse effect on the Debtor’s business and operations, or (ii) result in any breach of or constitute a default under any material contract to which Debtor is a party, or (iii) result in the creation of any lien, claim or encumbrance on any of Debtor’s property (except for liens in favor of Secured Party) pursuant to any indenture, mortgage, deed of trust, bank loan, credit agreement, or other agreement or instrument to which Debtor is a party;

(f)	Litigation. There are no suits or proceedings pending in court or before any commission, board or other administrative agency against or affecting Debtor which could reasonably be expected to, in the aggregate, have a material adverse effect on Debtor’s business or operations, or its ability to perform its obligations under the Debt Documents, nor does Debtor have reason to believe that any such suits or proceedings are threatened;

(g)	Financial Statements Prepared In Accordance with GAAP. All financial statements delivered to Secured Party in connection with the Indebtedness have been prepared in accordance with generally accepted accounting principles, and since the date of the most recent financial statements delivered to Secured Party, there has been no material adverse change in Debtors financial condition;

(h)	Uses of Collateral. The Collateral is not, and will not be, used by Debtor for personal, family or household purposes;

(i)	Collateral in Good Condition and Repair. The Collateral is, and will remain, in good condition and repair and Debtor will not be grossly negligent in its care and use;

(j)	Location of Collateral. All of the tangible Collateral is located at the locations set forth on each Collateral Schedule. Debtor shall give the Secured Party 30 days prior written notice of any relocation of any Collateral;

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(k)	Ownership of Collateral. Debtor is, and will remain, the sole and lawful owner, and in possession of, the Collateral, and has the sole right and lawful authority to grant the security interest described in this Agreement;

(l)	Taxes. All federal, state and local tax returns required to be filed by Debtor have been filed with the appropriate governmental agencies and all taxes due and payable by Debtor have been timely paid (other than taxes contested in good faith and for which adequate reserves have been established); and

(m)	No Defaults. No event or condition exists under any material agreement, instrument or document to which Debtor is a party which constitutes a default or an event of default thereunder, or would, with the giving of notice, passage of time, or both, constitute a default or event of default thereunder.

4.	MISCELLANEOUS.

(a)	Assignment. This Agreement, any Note and/or any of the other Debt Documents may be assigned, in whole or in part, by Secured Party without notice to Debtor (other than a competitor of Debtor), and Debtor agrees not to assert against any such assignee, or assignee’s assigns, any defense, set-off, recoupment claim or counterclaim which Debtor has or may at any time have against Secured Party for any reason whatsoever. Debtor agrees that if Debtor receives written notice of an assignment from Secured Party, Debtor will pay all amounts payable under any assigned Debt Documents to such assignee or as instructed by Secured Party. Debtor also agrees to confirm in writing receipt of the notice of assignment as may be reasonably requested by Secured Party or assignee.

(b)	Waiver. As part of the consideration to the Secured Party herein, the Debtor hereby waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and non-payment, notice of any default, nonpayment at maturity, release, compromise, settlement, extensions, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Secured Party in which Debtor may in any way be liable, except for notices expressly provided for herein or notices which are not permitted by law to be waived.

(c)	Entire Agreement. The Agreement as amended by this Amendment constitutes the entire agreement between the parties with respect to the subject matter of the Agreement as amended by this Amendment and supersedes all prior understandings (whether written, verbal or implied) with respect to such subject matter. THIS AMENDMENT SHALL NOT BE CHANGED OR TERMINATED ORALLY OR BY COURSE OF CONDUCT, BUT ONLY BY A WRITING SIGNED BY BOTH PARTIES. Section headings contained in this Amendment have been included for convenience only, and shall not affect the construction or interpretation of this Amendment.

(d)	Termination of Agreement. The Agreement as amended by this Amendment shall continue in full force and effect until all of the Indebtedness has been paid in full to Secured Party or its assignee. The surrender, upon payment or otherwise, of any Note or any of the other documents evidencing any of the Indebtedness shall not affect the right of Secured Party to retain the Collateral for such other Indebtedness as may then exist or as it may be reasonably contemplated will exist in the future. The Agreement as amended by this Amendment shall automatically be reinstated if Secured Party is ever required to return or restore the payment of all or any portion of the Indebtedness (all as though such payment had never been made).

(e)	CHOICE OF LAW. DEBTOR AGREES THAT SECURED PARTY AND/OR ITS SUCCESSORS AND ASSIGNS SHALL HAVE THE OPTION BY WHICH STATE LAWS THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED: (A) THE LAWS OF THE COMMONWEALTH OF VIRGINIA; OR (B) IF COLLATERAL HAS BEEN PLEDGED TO SECURE THE LIABILITIES, THEN BY THE LAWS OF THE STATE OR STATES WHERE THE COLLATERAL IS LOCATED, AT SECURED PARTY’S OPTION. THIS CHOICE OF STATE LAWS IS EXCLUSIVE TO THE SECURED PARTY. DEBTOR SHALL NOT HAVE ANY OPTION TO CHOOSE THE LAWS BY WHICH THIS AMENDMENT SHALL BE GOVERNED. DEBTOR ACKNOWLEDGES THAT THIS AMENDMENT IS BEING SIGNED BY THE SECURED PARTY IN PARTIAL CONSIDERATION OF SECURED PARTY’S RIGHT TO ENFORCE IN THE JURISDICTION STATED ABOVE. DEBTOR CONSENTS TO JURISDICTION IN COUNTY OF THE COMMONWEALTH OF VIRGINIA OR THE STATE IN WHICH ANY COLLATERAL IS LOCATED AND VENUE IN ANY FEDERAL OR STATE COURT IN THE COMMONWEALTH OF VIRGINIA OR THE STATE IN WHICH COLLATERAL IS LOCATED FOR SUCH PURPOSES AND WAIVES ANY AND ALL RIGHTS TO CONTEST SAID JURISDICTION AND VENUE AND ANY OBJECTION THAT SAID COUNTY IS NOT CONVENIENT. DEBTOR WAIVES ANY RIGHTS TO COMMENCE ANY ACTION AGAINST SECURED PARTY IN ANY JURISDICTION EXCEPT VIRGINIA, OR IF SECURED PARTY CHOOSES TO LITIGATE IN A STATE WHERE COLLATERAL IS LOCATED THEN IN SUCH COUNTY AND STATE.

(f)	Fees and Costs. Debtor agrees to pay all reasonable attorneys’ fees and other actual and reasonable costs incurred by Secured Party in connection with the enforcement, assertion, defense or preservation of Secured Party’s rights and remedies under this Amendment, or if prohibited by law, such lesser sum as may be permitted. Debtor further agrees that such fees and costs shall constitute Indebtedness

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(g)	Remedies Cumulative. Secured Party’s rights and remedies under the Agreement and this Amendment or otherwise arising are cumulative and may be exercised singularly or concurrently. Neither the failure nor any delay on the part of the Secured Party to exercise any right, power or privilege under this Amendment shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise of that or any other right, power or privilege. SECURED PARTY SHALL NOT BE DEEMED TO HAVE WAIVED ANY OF ITS RIGHTS UNDER THE AGREEMENT OR THIS AMENDMENT OR UNDER ANY OTHER AGREEMENT, INSTRUMENT OR PAPER SIGNED BY DEBTOR UNLESS SUCH WAIVER IS EXPRESSED IN WRITING AND SIGNED BY SECURED PARTY. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

(h)	WAIVER OF JURY TRIAL. DEBTOR AND SECURED PARTY UNCONDITIONALLY WAIVE THEIR RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AMENDMENT, ANY OF THE OTHER DEBT DOCUMENTS, ANY OF THE INDEBTEDNESS SECURED HEREBY, ANY DEALINGS BETWEEN DEBTOR AND SECURED PARTY RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN DEBTOR AND SECURED PARTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT. THIS WAIVER IS IRREVOCABLE. THIS WAIVER MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING. THE WAIVER ALSO SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THE AGREEMENT AND THIS AMENDMENT, ANY OTHER DEBT DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. THIS AMENDMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

IN WITNESS WHEREOF, Debtor and Secured Party, intending to be legally bound hereby, have duly executed this Amendment in one or more counterparts, each of which shall be deemed to be an original, as of the day and year first aforesaid.

SECURED PARTY:		DEBTOR:

Oxford Finance Corporation		Infinity Pharmaceuticals, Inc.

By:	/s/ Michael J. Altenburger	By:	/s/ Thomas Burke

Name:	Michael J. Altenburger	Name:	Thomas Burke

Title:	Chief Financial Officer	Title:	Treasurer

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SCHEDULE A

(Collateral Locations)

The Debtor maintains all its Collateral consisting of equipment and/or inventory at 780 Memorial Drive, Cambridge, MA 02139 or at 790 Memorial Drive, Cambridge, MA 02139.

In the ordinary course of business, employees of the Debtor maintain laptops, portable equipment and peripherals in their homes and during travel.

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SCHEDULE B

(Permitted Indebtedness)

1. Debtor has in place an equipment loan with General Electric Capital Corporation pursuant to a Master Security Agreement dated December 6, 2002 together with all amendments and riders thereto. Copies of the relevant documents have been provided to Secured Party. As of February 28, 2006, the Debtor had an outstanding balance under this loan of $3,774,683.

2. Debtor has in place an equipment loan with GATX Ventures, Inc., Silicon Valley Bank and Third Coast Capital pursuant to an Equipment Loan and Security Agreement dated December 13, 2001 together with all amendments, riders and supplements thereto. Copies of the relevant documents have been provided to Secured Party. As of February 28, 2006, the Debtor had an outstanding balance under this loan of $128,390.

3. Debtor has a Letter of Credit with a face value of $1,500,000 with Silicon Valley Bank. The expiry date is December 20, 2012. This Letter of Credit was issued as a guarantee of the Debtor’s lease obligations with respect to 780 Memorial Drive, Cambridge, MA 02139.

4. As of February 28, 2006, the Debtor’s balance sheet showed $16,000,000 in Deferred Revenue and $950,000 in Accrued Expenses both related to joint ventures, partnerships or corporate collaboration involving the Debtor’s Intellectual Property.

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SCHEDULE C

(Permitted Liens)

Debtor has in place an equipment loan with General Electric Capital Corporation in connection with which Debtor has granted to General Electric Corporation a security interest in the collateral described in Exhibit A to Collateral Schedule No. 017. Copies of the relevant documents have been provided to Secured Party.

Debtor has in place an equipment loan with GATX Ventures, Inc., Silicon Valley Bank and Third Coast Capital in connection with which Debtor has granted to General Eclectic Corporation a security interest in the collateral described in Section 4.1 of the Equipment Loan and Security Agreement, Loan Agreement Supplement No. 1, dated December 28, 2001, Loan Agreement Supplement No. 2, dated January 31, 2002, Loan Agreement Supplement No. 1, dated December 28, 2001, Loan Agreement Supplement No. 3, dated March 1, 2002, Loan Agreement Supplement No. 4, dated April 1, 2002, Loan Agreement Supplement No. 5, dated May 1, 2002. Copies of the relevant documents have been provided to Secured Party.

Debtor has in place a lien securing the Silicon Valley Bank Letter of Credit referred to in Schedule B above.

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PROMISSORY NOTE

To Master Security Agreement No. 2081009

March 31, 2006

FOR VALUE RECEIVED, Infinity Pharmaceuticals, Inc., a Delaware corporation, located at the address stated below (“Maker”) promises, jointly and severally if more than one, to pay to the order of Oxford Finance Corporation or any subsequent holder hereof (each, a “Payee”) at its office located at 133 N. Fairfax Street, Alexandria, VA 22314 or at such other place as Payee or the holder hereof may designate, the principal sum of Five Million Dollars ($5,000,000.00), with interest on the unpaid principal balance, from the date hereof through and including the dates of payment, at a fixed interest rate of eleven and twenty-six one hundredths of one percent (11.26%) per annum.

Beginning May 1, 2006, and on the first day of each consecutive month thereafter, Maker shall make nine (9) monthly payments of interest only as follows:

Periodic Installment	Amount
1-9	$46,916.67 each

Maker agrees to pay any initial partial month interest payment from the date of this Note to the first day of the following month (“Interim Interest”).

Thereafter, commencing on February I, 2007, and on the first day of each consecutive month thereafter. Maker shall make thirty (30) monthly payments of principal and interest as follows:

Periodic Installment	Amount
10-39	$191,999.75 each

(each payment 1-39 a “Periodic Installment”) and a final installment which shall be in the amount of the total outstanding principal and interest, if any. Such installments have been calculated on the basis of a 360-day year of twelve 30-day months. Each payment may, at the option of the Payee, shall be calculated and applied on an assumption that such payment would be made on its due date.

The acceptance by Payee of any payment which is less than payment in full of all amounts due and owing at such time shall not constitute a waiver of Payee’s right to receive payment in full at such time or at any prior or subsequent time.

The Maker hereby expressly authorizes the Payee to insert the date value is actually given in the blank space on the face hereof and on all related documents pertaining hereto.

This Note is secured by a Master Loan and Security Agreement No. 2081009, dated October 16, 2002, as amended from time to time (the “Security Agreement,” the Security Agreement, this Note and any other document evidencing or securing this Note is hereinafter called a “Debt Document”).

Time is of the essence hereof. If any installment or any other sum due under this Note or the Security Agreement is not received within ten (10) days after its due date, the Maker agrees to pay, in addition to the amount of each such installment or other sum, a late payment charge of five percent (5%) of the amount of said installment or other sum, but not exceeding any lawful maximum. If (i) Maker fails to make payment of any amount due hereunder within ten (10) days; or (ii) there has occurred and is continuing an Event of Default under the Security Agreement, then the entire principal sum remaining unpaid, together with all accrued interest thereon and any other sum payable under this Note or the Security Agreement, at the election of Payee, shall immediately become due and payable, with interest thereon at the lesser of eighteen percent (18%) per annum or the highest rate not prohibited by applicable law from the date of such accelerated maturity until paid (both before and after any judgment).

Notwithstanding anything to the contrary contained herein, this Note may be prepaid by Maker in the manner and under the terms set forth in the Security Agreement.

The Maker and all sureties, endorsers, guarantors or any others (each such person, other than the Maker, an “Obligor”) who may at any time become liable for the payment hereof jointly and severally consent hereby to any and all extensions of time, renewals, waivers or modifications of, and all substitutions or releases of, security or of any party primarily or secondarily liable on this Note or the Security Agreement or any term and provision of either, which may be made, granted or consented to by Payee, and agree that suit may be brought and maintained against any one or more of them, at the election of Payee without joinder of any other as a party thereto, and that Payee shall not be required first to foreclose, proceed against, or exhaust any security hereof in order to enforce payment of this Note. The Maker and each Obligor hereby waives presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection herewith, as well as filing of suit (if permitted by law) and diligence in collecting this Note or enforcing any of the security hereof, and agrees to pay (if and to the extent permitted by law) all expenses incurred in collection, including Payee’s actual attorneys’ fees.

Maker and Payee intend to strictly comply with all applicable federal and Virginia laws, including applicable usury laws (or the usury laws of any jurisdiction whose usury laws are deemed to apply to the Note or any other Debt Document despite the intention and desire of the parties to apply the usury laws of the Commonwealth of Virginia). Accordingly, the provisions of this paragraph shall govern and control over every other provision of this Note or any other Debt Document which conflicts or is inconsistent with this Section, even if such provision declares that it controls. As used in this paragraph, the term “interest” includes the aggregate of all charges, fees, benefits or other compensation which constitute interest under applicable law, provided that, to the maximum extent permitted by applicable law, (a) any non-principal payment shall be characterized as an expense or as compensation for something other than the use, forbearance or detention of money and not as interest, and (b) all interest at any time contracted for, reserved, charged or received shall be amortized, prorated, allocated and spread, in equal parts during the full term of the obligations. In no event shall Maker or any other person be obligated to pay, or Payee have any right or privilege to reserve, receive or retain, (a) any interest in excess of the maximum amount of non-usurious interest permitted under the laws of the Commonwealth of Virginia or the applicable laws (if any) of the United States or of any other state, or (b) total interest in excess of the amount which Payee could lawfully have contracted for, reserved, received, retained or charged had the interest been calculated for the full term of the obligations. On each day, if any, that the interest rate (the “Stated Rate”) called for under this Note or any other Debt Document exceeds the maximum non-usurious rate, the rate at which interest shall accrue shall automatically be fixed by operation of this sentence at the maximum non-usurious rate for that day. Thereafter, interest shall accrue at the Stated Rate unless and until the Stated Rate again exceeds the maximum non-usurious rate, in which case, the provisions of the immediately preceding sentence shall again automatically operate to limit the interest accrual rate to the maximum non-usurious rate. The daily interest rates to be used in calculating interest at the maximum non-usurious rate shall be determined by dividing the applicable maximum non-usurious rate by the number of days in the calendar year for which such calculation is being made. None of the terms and provisions contained in this Note or in any other Debt Document which directly or indirectly relate to interest shall ever be construed without reference to this paragraph, or be construed to create a contract to pay for the use, forbearance or detention of money at an interest rate in excess of the maximum non-usurious rate. If the term of any obligation is shortened by reason of acceleration of maturity as a result of any Default or by any other cause, or by reason of any required or permitted prepayment, and if for that (or any other) reason Payee at any time, including but not limited to, the stated maturity, is owed or receives (and/or has received) interest in excess of interest calculated at the maximum non-usurious rate, then and in any such event all of any such excess interest shall be canceled automatically as of the date of such acceleration, prepayment or other event which produces the excess, and, if such excess interest has been paid to Payee, it shall be credited pro tanto against the then-outstanding principal balance of Maker’s obligations to Payee, effective as of the date or dates when the event occurs which causes it to be excess interest, until such excess is exhausted or all of such principal has been fully paid and satisfied, whichever occurs first, and any remaining balance of such excess shall be promptly refunded to its payor.

THE MAKER HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS NOTE, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN MAKER AND PAYEE RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN MAKER AND PAYEE. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.) THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE

WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. IN THE EVENT OF LITIGATION, THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

This Note and the Security Agreement constitute the entire agreement of the Maker and Payee with respect to the subject matter hereof and supercedes all prior understandings, agreements and representations, express or implied

No variation or modification of this Note, or any waiver of any of its provisions or conditions, shall be valid unless in writing and signed by an authorized representative of Maker and Payee. Any such waiver, consent, modification or change shall be effective only in the specific instance and for die specific purpose given.

Any provision in this Note or the Security Agreement which is in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.

Upon receipt of an affidavit of an officer of Payee as to the loss, theft, destruction or mutilation of this Note or any Debt Document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon surrender and cancellation of such Note or other Debt Document, Maker will issue, in lieu thereof, a replacement Note or other Debt Document in the same principal amount thereof and otherwise of like tenor.

It is understood and agreed that this Note and all of the Debt Documents were negotiated and have been or will be delivered to Payee in the Commonwealth of Virginia, which State the parties agree has a substantial relationship to the parties and to the underlying transactions embodied by this Note and the Debt Documents. Maker agrees to furnish to Payee at Payee’s office in Alexandria, VA, all further instruments, certifications and documents to be furnished hereunder. The parties also agree that if collateral is pledged to secure the debt evidenced by this Note, that the state or states in which such collateral is located each have a substantial relationship to the parties and to the underlying transaction embodied by this Note and the Debt Documents.

MAKER AGREES THAT THE PAYEE OF THIS NOTE SHALL HAVE THE OPTION BY WHICH STATE LAWS THIS NOTE SHALL BE GOVERNED AND CONSTRUED: (A) THE LAWS OF THE COMMONWEALTH OF VIRGINIA; OR (B) IF COLLATERAL HAS BEEN PLEDGED TO SECURE THE DEBT EVIDENCED BY THIS NOTE, THEN BY THE LAWS OF THE STATE OR STATES WHERE THE COLLATERAL IS LOCATED, AT PAYEE’S OPTION. THIS CHOICE OF STATE LAWS IS EXCLUSIVE TO THE PAYEE OF THIS NOTE. MAKER SHALL NOT HAVE ANY OPTION TO CHOOSE THE LAWS BY WHICH THIS NOTE SHALL BE GOVERNED. MAKER AND GUARANTORS HEREBY CONSENT TO THE EXERCISE OF JURISDICTION OVER IT BY ANY FEDERAL COURT SITTING IN VIRGINIA OR ANY VIRGINIA COURT SELECTED BY PAYEE, FOR THE PURPOSES OF ANY AND ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THE NOTE, THE SECURITY AGREEMENT AND ALL OTHER DOCUMENTS. MAKER AND GUARANTORS IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH PROCEEDING BROUGHT IN ANY SUCH COURT, ANY CLAIM BASED ON THE CONSOLIDATION OF PROCEEDINGS IN SUCH COURTS IN WHICH PROPER VENUE MAY LIE IN DIVERGENT JURISDICTIONS, AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

Infinity Pharmaceuticals, Inc.

/s/ Monique A. Allaire	By:	/s/ Thomas J. Burke
(Witness)	Name:	Thomas J. Burke
Monique A. Allaire	Title:	Treasurer
(Print Name)	Federal Tax ID #: 04-3549480
780 Memorial Drive Cambridge, MA 02139	Address:	780 Memorial Drive Cambridge, MA 02139
(Address)

APPLICATION OF LOAN PROCEEDS

June 30, 2006

Oxford Finance Corporation

133 North Fairfax Street

Alexandria, VA 22314

You are hereby irrevocably authorized and directed to wire the proceeds of the loan evidenced by the Promissory Note dated June 30, 2006 issued by Infinity Pharmaceuticals, Inc., and secured by that certain Master Loan and Security Agreement No. 2081009, dated October 16, 2002, as amended, to the account set forth below:

Schedule 15
Infinity Pharmaceuticals, Inc.	$2,500,000.00
Total Loan Proceeds to Infinity Pharmaceuticals, Inc.	$2,500,000.00

Please wire the above loan total to this account:

Bank Name:	Silicon Valley Bank
Bank Address:	3003 Tasman Drive Santa Clara, CA 95054
ABA Number:	121140399
Account Name:	Operating Account
Account Number:	3300323007

Infinity Pharmaceuticals, Inc.

By:	/s/ Thomas Burke
Name:	Thomas Burke
Title:	Treasurer

Bank Wiring Authorization for Oxford Finance Corporation:

By:	/s/ Illegible
Name:
Date:	6/30/06

PROMISSORY NOTE

To Master Security Agreement No. 2081009

June 30, 2006

FOR VALUE RECEIVED, Infinity Pharmaceuticals, Inc., a Delaware corporation, located at the address stated below (“Maker”) promises, jointly and severally if more than one, to pay to the order of Oxford Finance Corporation or any subsequent holder hereof (each, a “Payee”) at its office located at 133 N. Fairfax Street, Alexandria, VA 22314 or at such other place as Payee or the holder hereof may designate, the principal sum of Two Million Five Hundred Thousand ($2,500,000.00), with interest on the unpaid principal balance, from the date hereof through and including the dates of payment, at a fixed interest rate of eleven and twenty-six one hundredths of one percent (11.75%) per annum.

Beginning August 1, 2006, and on the first day of each consecutive month thereafter, Maker shall make nine (9) monthly payments of interest only as follows:

Periodic Installment	Amount
1-9	$24,479.17 each

Maker agrees to pay any initial partial month interest payment from the date of this Note to the first day of the following month (“Interim Interest”).

Thereafter, commencing on May 1, 2007, and on the first day of each consecutive month thereafter, Maker shall make thirty (30) monthly payments of principal and interest as follows:

Periodic Installment	Amount
10-39	$96,575.71 each

(each payment 1-39 a “Periodic Installment”) and a final installment which shall be in the amount of the total outstanding principal and interest, if any. Such installments have been calculated on the basis of a 360-day year of twelve 30-day months. Each payment may, at the option of the Payee, shall be calculated and applied on an assumption that such payment would be made on its due date.

The acceptance by Payee of any payment which is less than payment in full of all amounts due and owing at such time shall not constitute a waiver of Payee’s right to receive payment in full at such time or at any prior or subsequent time.

The Maker hereby expressly authorizes the Payee to insert the date value is actually given in the blank space on the face hereof and on all related documents pertaining hereto.

This Note is secured by a Master Loan and Security Agreement No. 2081009, dated October 16, 2002, as amended from time to time (the “Security Agreement,” the Security Agreement, this Note and any other document evidencing or securing this Note is hereinafter called a “Debt Document”).

Time is of the essence hereof. If any installment or any other sum due under this Note or the Security Agreement is not received within ten (10) days after its due date, the Maker agrees to pay, in addition to the amount of each such installment or other sum, a late payment charge of five percent (5%) of the amount of said installment or other sum, but not exceeding any lawful maximum. If (i) Maker fails to make payment of any amount due hereunder within ten (10) days; or (ii) there has occurred and is continuing an Event of Default under the Security Agreement, then the entire principal sum remaining unpaid, together with all accrued interest thereon and any other sum payable under this Note or the Security Agreement, at the election of Payee, shall immediately become due and payable, with interest thereon at the lesser of eighteen percent (18%) per annum or the highest rate not prohibited by applicable law from the date of such accelerated maturity until paid (both before and after any judgment).

Notwithstanding anything to the contrary contained herein, this Note may be prepaid by Maker in the manner and under the terms set forth in the Security Agreement.

The Maker and all sureties, endorsers, guarantors or any others (each such person, other than the Maker, an “Obligor”) who may at any time become liable for the payment hereof jointly and severally consent hereby to any and all extensions of time, renewals, waivers or modifications of, and all substitutions or releases of, security or of any party primarily or secondarily liable on this Note or the Security Agreement or any term and provision of either, which may be made, granted or consented to by Payee, and agree that suit may be brought and maintained against any one or more of them, at the election of Payee without joinder of any other as a party thereto, and that Payee shall not be required first to foreclose, proceed against, or exhaust any security hereof in order to enforce payment of this Note. The Maker and each Obligor hereby waives presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection herewith, as well as filing of suit (if permitted by law) and diligence in collecting this Note or enforcing any of the security hereof, and agrees to pay (if and to the extent permitted by law) all expenses incurred in collection, including Payee’s actual attorneys’ fees.

Maker and Payee intend to strictly comply with all applicable federal and Virginia laws, including applicable usury taws (or the usury laws of any jurisdiction whose usury laws are deemed to apply to the Note or any other Debt Document despite the intention and desire of the parties to apply the usury Saws of the Commonwealth of Virginia). Accordingly, the provisions of this paragraph shall govern and control over every other provision of this Note or any other Debt Document which conflicts or is inconsistent with this Section, even if such provision declares that it controls. As used in this paragraph, the term “interest” includes the aggregate of all charges, fees, benefits or other compensation which constitute interest under applicable law, provided that, to the maximum extent permitted by applicable law, (a) any non-principal payment shall be characterized as an expense or as compensation for something other than the use, forbearance or detention of money and not as interest, and (b) all interest at any time contracted for, reserved, charged or received shall be amortized, prorated, allocated and spread, in equal parts during the full term of the obligations. In no event shall Maker or any other person be obligated to pay, or Payee have any right or privilege to reserve, receive or retain, (a) any interest in excess of the maximum amount of non-usurious interest permitted under the laws of the Commonwealth of Virginia or the applicable laws (if any) of the United States or of any other state, or (b) total interest in excess of the amount which Payee could lawfully have contracted for, reserved, received, retained or charged had the interest been calculated for the full term of the obligations. On each day, if any, that the interest rate (the “Stated Rate”) called for under this Note or any other Debt Document exceeds the maximum non-usurious rate, the rate at which interest shall accrue shall automatically be fixed by operation of this sentence at the maximum non-usurious rate for that day. Thereafter, interest shall accrue at the Stated Rate unless and until the Stated Rate again exceeds the maximum non-usurious rate, in which case, the provisions of the immediately preceding sentence shall again automatically operate to limit the interest accrual rate to the maximum non-usurious rate. The daily interest rates to be used in calculating interest at the maximum non-usurious rate shall be determined by dividing the applicable maximum non-usurious rate by the number of days in the calendar year for which such calculation is being made. None of the terms and provisions contained in this Note or in any other Debt Document which directly or indirectly relate to interest shall ever be construed without reference to this paragraph, or be construed to create a contract to pay for the use, forbearance or detention of money at art interest rate in excess of the maximum non-usurious rate. If the term of any obligation is shortened by reason of acceleration of maturity as result of any Default or by any other cause, or by reason of any required or permitted prepayment, and if for that (or any other) reason Payee at any time, including but not limited to, the stated maturity, is owed or receives (and/or has received) interest in excess of interest calculated at the maximum non-usurious rate, then and in any such event all of any such excess interest shall be canceled automatically as of the date of such acceleration, prepayment or other event which produces the excess, and, if such excess interest has been paid to Payee, it shall be credited pro tanto against the then-outstanding principal balance of Maker’s obligations to Payee, effective as of the date or dates when the event occurs which causes it to be excess interest, until such excess is exhausted or all of such principal has been fully paid and satisfied, whichever occurs first, and any remaining balance of such excess shall be promptly refunded to its payor.

THE MAKER HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS NOTE, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN MAKER AND PAYEE RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN MAKER AND PAYEE. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.) THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE

WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. IN THE EVENT OF LITIGATION, THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

This Note and the Security Agreement constitute the entire agreement of the Maker and Payee with respect to the subject matter hereof and supercedes all prior understandings, agreements and representations, express or implied.

No variation or modification of this Note, or any waiver of any of its provisions or conditions, shall be valid unless in writing and signed by an authorized representative of Maker and Payee. Any such waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given.

Any provision in this Note or the Security Agreement which is in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.

Upon receipt of an affidavit of an officer of Payee as to the loss, theft, destruction or mutilation of this Note or any Debt Document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon surrender and cancellation of such Note or other Debt Document, Maker will issue, in lieu thereof, a replacement Note or other Debt Document in the same principal amount thereof and otherwise of like tenor.

It is understood and agreed that this Note and all of the Debt Documents were negotiated and have been or will be delivered to Payee in the Commonwealth of Virginia, which State the parties agree has a substantial relationship to the parties and to the underlying transactions embodied by this Note and the Debt Documents. Maker agrees to furnish to Payee at Payee’s office in Alexandria, VA, all further instruments, certifications and documents to be furnished hereunder. The parties also agree that if collateral is pledged to secure the debt evidenced by this Note, that the state or states in which such collateral is located each have a substantial relationship to the parties and to the underlying transaction embodied by this Note and the Debt Documents.

MAKER AGREES THAT THE PAYEE OF THIS NOTE SHALL HAVE THE OPTION BY WHICH STATE LAWS THIS NOTE SHALL BE GOVERNED AND CONSTRUED: (A) THE LAWS OF THE COMMONWEALTH OF VIRGINIA; OR (B) IF COLLATERAL HAS BEEN PLEDGED TO SECURE THE DEBT EVIDENCED BY THIS NOTE, THEN BY THE LAWS OF THE STATE OR STATES WHERE THE COLLATERAL IS LOCATED, AT PAYEE’S OPTION. THIS CHOICE OF STATE LAWS IS EXCLUSIVE TO THE PAYEE OF THIS NOTE. MAKER SHALL NOT HAVE ANY OPTION TO CHOOSE THE LAWS BY WHICH THIS NOTE SHALL BE GOVERNED. MAKER AND GUARANTORS HEREBY CONSENT TO THE EXERCISE OF JURISDICTION OVER IT BY ANY FEDERAL COURT SITTING IN VIRGINIA OR ANY VIRGINIA COURT SELECTED BY PAYEE, FOR THE PURPOSES OF ANY AND ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THE NOTE, THE SECURITY AGREEMENT AND ALL OTHER DOCUMENTS. MAKER AND GUARANTORS IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH PROCEEDING BROUGHT IN ANY SUCH COURT, ANY CLAIM BASED ON THE CONSOLIDATION OF PROCEEDINGS IN SUCH COURTS IN WHICH PROPER VENUE MAY LIE IN DIVERGENT JURISDICTIONS, AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

Infinity Pharmaceuticals, Inc.

/s/ James Popek	By:	/s/ Thomas Burke
(Witness)

James Popek	Name:	Thomas Burke
(Print name)

780, Memorial Dr. Cambridg, MA 02139	Title:	Treasuer
(Address)
Federal Tax ID #: 04-3549480

	Address:	780 Memorial Drive
Cambridge, MA 02139

Oxford Finance Corporation

Payment Calculator

Fill in shaded fields

Customer	Infinity
Schedule #	15
Loan Amount	$2,500,000.00
Term (P&l Months)	30
Payment Type	Interest Only - Payment in arrears
Quoted payment factor on term sheet	3.8021%
Quoted T-bill index rate on term sheet	3.88%
Quoted spread	657
Quoted interest rate on term sheet	10.45%
Current T-bill index rate	5.18%
Rate adjustment	1.30%
Spread	657

Loan rate at funding	11.75%

Loans with a balloon payment:
Balloon as a % of loan (paid with last payment)	0.00%
Balloon $	$—

Effective Cash Rate including Balloon payment	11.75%

	ADJUSTED
	Principal and Interest
	Payment Factor	Monthly Payment
1 Payment in advance	0.00000%	$—
2 Payments in advance	0.00000%	$—
Payment in arrears (interest only loans)	3.86303%	$96,575.71
—Interest Only Amount preceiding P&l payments		$24,479.17

Warrants

Coverage %	7.0%
Strike Price	$3.75
Strike Value	$175,000.00
# of Warrants	46,667

PROMISSORY NOTE

To Master Loan and Security Agreement No. 2081009

December 3, 2002

(Date)

FOR VALUE RECEIVED, Infinity Pharmaceuticals, Inc. located at the address stated below (“Maker”) promises, jointly and severally if more than one, to pay to the order of Oxford Finance Corporation or any subsequent holder hereof (each, a “Payee”) at its office located at 133 N. Fairfax Street, Alexandria, VA 22314 or at such other place as Payee or the holder hereof may designate, the principal sum of Six Hundred Thousand One Hundred Sixty Nine AND 46/100 Dollars (5600,169.46), with interest on the unpaid principal balance, from the date hereof through and including the dates of payment, at a fixed interest rate of then and 26/100 percent (10.26%) per annum, to be paid in lawful money of the United States, in forty-eight (48) consecutive monthly installments of principal and interest as follows:

Periodic Installment	Amount
1-48	$15,166.28

each (“Periodic Installment”) and a final installment which shall be in the amount of the total outstanding principal and interest. The first Periodic Installment shall be due and payable on or about November 27, 2002 and the following Periodic Installments and the final installment shall be due and payable on the same day of each succeeding month beginning January 1, 2003 (each, a “Payment Date”). Such installments have been calculated on the basis of a 360 day year of twelve 30-day months. Each payment may, at the option of the Payee, be calculated and applied on an assumption that such payment would be made on its due date.

The acceptance by Payee of any payment which is less than payment in full of all amounts due and owing at such time shall not constitute a waiver of Payee’s right to receive payment in full at such time or at any prior or subsequent time.

This Note is secured by a Master Loan and Security Agreement, dated October 16, 2002 (hereinafter called the “Security Agreement”).

Time is of the essence hereof. If any installment or any other sum due under this Note or any Security Agreement is not received within ten (10) days after its due date, the Maker agrees to pay, in addition to the amount of each such installment or other sum, a late payment charge of five percent (5%) of the amount of said installment or other sum, but not exceeding any lawful maximum. If (i) Maker fails to make payment of any amount due hereunder within ten (10) days after oral, facsimile or written notice from Secured Party to Debtor that the same has become due and payable; or (ii) there has occurred and is continuing an Event of Default under the Security Agreement, then the entire principal sum remaining unpaid, together with all accrued interest thereon and any other sum payable under this Note or the Security Agreement, at the election of Payee, shall immediately become due and payable, with interest thereon at the lesser of eighteen percent (18%) per annum or the highest rate not prohibited by applicable law from the date of such accelerated maturity until paid (both before and after any judgment).

This Note may be prepaid by Maker in the manner and under the terms and conditions set forth in the Security Agreement.

It is the intention of the parties hereto to comply with the applicable usury laws; accordingly, it is agreed that, notwithstanding any provision to the contrary in this Note or any Security Agreement, in no event shall this Note or any Security Agreement require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under this Note or any Security Agreement, or if all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Note or any Security Agreement on the principal balance shall exceed the maximum amount of interest permitted by applicable law, then in such event (a) the provisions of this paragraph shall govern and control, (b) neither Maker nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable law, (c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to Maker, at the option of the Payee, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note or any Security Agreement which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Maker or otherwise by Payee in connection with such indebtedness; provided, however, that if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for the Payee to receive a greater interest per annum rate than is presently allowed, the Maker agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest per annum rate allowed by the amended state law or the law of the United States of America.

The Maker and all sureties, endorsers, guarantors or any others (each such person, other than the Maker, an “Obligor”) who may at any time become liable for the payment hereof jointly and severally consent hereby to any and all extensions of time, renewals, waivers or modifications of, and all substitutions or releases of, security or of any party primarily or secondarily liable on this Note or any Security Agreement or any term and provision of either, which may be made, granted or consented to by Payee, and agree that suit may be brought and maintained against any one or more of them, at the election of Payee without joinder of any other as a party thereto, and that Payee shall not be required first to foreclose, proceed against, or exhaust any security hereof in order to enforce payment of this Note. The Maker and each Obligor hereby waives presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection herewith, as well as filing of suit (if permitted by law) and diligence in collecting this Note or enforcing any of the security hereof, and agrees to pay (if permitted by law) all expenses incurred in collection, including Payee’s actual attorneys’ fees.

THE MAKER HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS NOTE, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN MAKER AND PAYEE RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN MAKER AND PAYEE. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.) THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. IN THE EVENT OF LITIGATION, THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

This Note and the Security Agreement constitute the entire agreement of the Maker and Payee with respect to the subject matter hereof and supercedes all prior understandings, agreements and representations, express or implied.

No variation or modification of this Note, or any waiver of any of its provisions or conditions, shall be valid unless in writing and signed by an authorized representative of Maker and Payee. Any such waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given.

Any provision in this Note or the Security Agreement which is in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.

Infinity Pharmaceuticals, Inc.

/s/ Jennifer Zinkann	By:	/s/ Thomas J Burke
(Witness)

Jennifer Zinkann	Name:	Thomas J Burke
(Print name)

	Title:	Controller
(Address)
Federal Tax ID #: 04-3549480

Address: 650 Albany Street
Boston, MA 02116

PROMISSORY NOTE

To Master Loan and Security Agreement No. 2081009

December 3, 2002

(Date)

FOR VALUE RECEIVED, Infinity Pharmaceuticals, Inc. located at the address stated below (“Maker”) promises, jointly and severally if more than one, to pay to the order of Oxford Finance Corporation or any subsequent holder hereof (each, a “Payee”) at its office located at 133 N. Fairfax Street, Alexandria, VA 22314 or at such other place as Payee or the holder hereof may designate, the principal sum of Ninety Four Thousand Two Hundred Eighty Eight AND 90/100 Dollars ($94,288.90), with interest on the unpaid principal balance, from the date hereof through and including the dates of payment, at a fixed interest rate of nine and 90/100 percent (9.90%) per annum, to be paid in lawful money of the United States, in thirty-six (36) consecutive monthly installments of principal and interest as follows:

Periodic Installment	Amount
1-36	$3,013.47

each (“Periodic Installment”) and a final installment which shall be in the amount of the total outstanding principal and interest. The first Periodic Installment shall be due and payable on or about November 27, 2002 and the following Periodic Installments and the final installment shall be due and payable on the same day of each succeeding month beginning January 1, 2003 (each, a “Payment Date”). Such installments have been calculated on the basis of a 360 day year of twelve 30-day months. Each payment may, at the option of the Payee, be calculated and applied on an assumption that such payment would be made on its due date.

The acceptance by Payee of any payment which is less than payment in full of all amounts due and owing at such time shall not constitute a waiver of Payee’s right to receive payment in full at such time or at any prior or subsequent time.

This Note is secured by a Master Loan and Security Agreement, dated October 16, 2002 (hereinafter called the “Security Agreement”).

Time is of the essence hereof. If any installment or any other sum due under this Note or any Security Agreement is not received within ten (10) days after its due date, the Maker agrees to pay, in addition to the amount of each such installment or other sum, a late payment charge of five percent (5%) of the amount of said installment or other sum, but not exceeding any lawful maximum. If (i) Maker fails to make payment of any amount due hereunder within ten (10) days after oral, facsimile or written notice from Secured Party to Debtor that the same has become due and payable; or (ii) there has occurred and is continuing an Event of Default under the Security Agreement, then the entire principal sum remaining unpaid, together with all accrued interest thereon and any other sum payable under this Note or the Security Agreement, at the election of Payee, shall immediately become due and payable, with interest thereon at the lesser of eighteen percent (18%) per annum or the highest rate not prohibited by applicable law from the date of such accelerated maturity until paid (both before and after any judgment).

This Note may be prepaid by Maker in the manner and under the terms and conditions set forth in the Security Agreement.

It is the intention of the parties hereto to comply with the applicable usury laws; accordingly, it is agreed that, notwithstanding any provision to the contrary in this Note or any Security Agreement, in no event shall this Note or any Security Agreement require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under this Note or any Security Agreement, or if all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Note or any Security Agreement on the principal balance shall exceed the maximum amount of interest permitted by applicable law, then in such event (a) the provisions of this paragraph shall govern and control, (b) neither Maker nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable law, (c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to Maker, at the option of the Payee, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note or any Security Agreement which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Maker or otherwise by Payee in connection with such indebtedness; provided, however, that if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for the Payee to receive a greater interest per annum rate than is presently allowed, the Maker agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest per annum rate allowed by the amended state law or the law of the United States of America.

The Maker and all sureties, endorsers, guarantors or any others (each such person, other than the Maker, an “Obligor”) who may at any time become liable for the payment hereof jointly and severally consent hereby to any and all extensions of time, renewals, waivers or modifications of, and all substitutions or releases of, security or of any party primarily or secondarily liable on this Note or any Security Agreement or any term and provision of either, which may be made, granted or consented to by Payee, and agree that suit may be brought and maintained against any one or more of them, at the election of Payee without joinder of any other as a party thereto, and that Payee shall not be required first to foreclose, proceed against, or exhaust any security hereof in order to enforce payment of this Note. The Maker and each Obligor hereby waives presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection herewith, as well as filing of suit (if permitted by law) and diligence in collecting this Note or enforcing any of the security hereof, and agrees to pay (if permitted by law) all expenses incurred in collection, including Payee’s actual attorney’s fees.

THE MAKER HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS NOTE, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN MAKER AND PAYEE RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN MAKER AND PAYEE, THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.) THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. IN THE EVENT OF LITIGATION, THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

This Note and the Security Agreement constitute the entire agreement of the Maker and Payee with respect to the subject matter hereof and supercedes all prior understandings, agreements and representations, express or implied.

No variation or modification of this Note, or any waiver of any of its provisions or conditions, shall be valid unless in writing and signed by an authorized representative of Maker and Payee. Any such waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given.

Any provision in this Note or the Security Agreement which is in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.

Infinity Pharmaceuticals, Inc.

/s/ Jennifer Zinkann	By:	/s/ Thoma J Burke
(Witness)	Name:	Thoma J Burke
Jennifer Zinkann	Title:	Controller
(Print name)	Federal Tax ID #: 04-3549480
	Address:	650 Albany Street
(Address)		Boston, MA 02116

PROMISSORY NOTE

To Master Loan and Security Agreement No. 2081009

December 30, 2002

(Date)

FOR VALUE RECEIVED, Infinity Pharmaceuticals, Inc. located at the address stated below (“Maker”) promises, jointly and severally if more than one, to pay to the order of Oxford Finance Corporation or any subsequent holder hereof (each, a “Payee”) at its office located at 133 N. Fairfax Street, Alexandria, VA 22314 or at such other place as Payee or the holder hereof may designate, the principal sum of Two Hundred Twenty Seven Thousand Two Hundred Twenty Nine AND 02/100 Dollars ($227,229.02), with interest on the unpaid principal balance, from the date hereof through and including the dates of payment, at a fixed interest rate of ten and 26/100 percent (10.26%) per annum, to be paid in lawful money of the United States, in forty-eight (48) consecutive monthly installments of principal and interest as follows:

Periodic Installment	Amount
1-48	$5,742.08

each (“Periodic Installment”) and a final installment which shall be in the amount of the total outstanding principal and interest. The first Periodic installment shall be due and payable on or about December 30, 2002 and the following Periodic Installments and the final installment shall be due and payable on the same day of each succeeding month beginning February 1, 2003 (each, a “Payment Date”). Such installments have been calculated on the basis of a 360 day year of twelve 30-day months. Each payment may, at the option of the Payee, be calculated and applied on an assumption that such payment would be made on its due date.

The acceptance by Payee of any payment which is less than payment in full of all amounts due and owing at such time shall not constitute a waiver of Payee’s right to receive payment in full at such time or at any prior or subsequent time.

This Note is secured by a Master Loan and Security Agreement, dated October 16, 2002 (hereinafter called the “Security Agreement”).

Time is of the essence hereof. If any installment or any other sum due under this Note or any Security Agreement is not received within ten (10) days after its due date, the Maker agrees to pay, in addition to the amount of each such installment or other sum, a late payment charge of five percent (5%) of the amount of said installment or other sum, but not exceeding any lawful maximum. If (i) Maker fails to make payment of any amount due hereunder within ten (10) days after oral, facsimile or written notice from Secured Party to Debtor that the same has become due and payable; or (ii) there has occurred and is continuing an Event of Default under the Security Agreement, then the entire principal sum remaining unpaid, together with all accrued interest thereon and any other sum payable under this Note or the Security Agreement, at the election of Payee, shall immediately become due and payable, with interest thereon at the lesser of eighteen percent (18%) per annum or the highest rate not prohibited by applicable law from the date of such accelerated maturity until paid (both before and after any judgment).

This Note may be prepaid by Maker in the manner and under the terms and conditions set forth in the Security Agreement.

It is the intention of the parties hereto to comply with the applicable usury laws; accordingly, it is agreed that, notwithstanding any provision to the contrary in this Note or any Security Agreement, in no event shall this Note or any Security Agreement require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under this Note or any Security Agreement, ______ all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this ______ or any Security Agreement on the principal balance shall exceed the maximum amount of interest permitted by applicable law, then in such event (a) the provisions of this paragraph shall govern and control, (b) neither Maker nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable law, (c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to Maker, at the option of the Payee, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note or any Security Agreement which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Maker or otherwise by Payee in connection with such indebtedness; provided, however, that if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for the Payee to receive a greater interest per annum rate than is presently allowed, the Maker agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest per annum rate allowed by the amended state law or the law of the United States of America.

The Maker and all sureties, endorsers, guarantors or any others (each such person, other than the Maker, an “Obligor”) who may at any time become liable for the payment hereof jointly and severally consent hereby to any and all extensions of time, renewals, waivers or modifications of, and all substitutions or releases of, security or of any party primarily or secondarily liable on this Note or any Security Agreement or any term and provision of either, which may be made, granted or consented to by Payee, and agree that suit may be brought and maintained against any one or more of them, at the election of Payee without joinder of any other as a party thereto, and that Payee shall not be required first to foreclose, proceed against, or exhaust any security hereof in order to enforce payment of this Note. The Maker and each Obligor hereby waives presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection herewith, as well as filing of suit (if permitted by law) and diligence in collecting this Note or enforcing any of the security hereof, and agrees to pay (if permitted by law) all expenses incurred in collection, including Payee’s actual attorneys’ fees.

THE MAKER HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS NOTE, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN MAKER AND PAYEE RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN MAKER AND PAYEE. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.) THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. IN THE EVENT OF LITIGATION, THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

This Note and the Security Agreement constitute the entire agreement of the Maker and Payee with respect to the subject matter hereof and supercedes all prior understandings, agreements and representations, express or implied

No variation or modification of this Note, or any waiver of any of its provisions or conditions, shall be valid unless in writing and signed by an authorized representative of Maker and Payee. Any such waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given.

Any provision in this Note or the Security Agreement which is in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.

Infinity Pharmaceuticals, Inc.

/s/ Melanie D Getchell	By:	/s/ Thomas Burke
(Witness)

Melanie D Getchell	Name:	Thomas Burke
(Print Name)

	Title:	Controller
(Address)
Federal Tax ID #:04-3549480

	Address:	650 Albany Street
Boston, MA 02116

PROMISSORY NOTE

To Master Loan and Security Agreement No. 2081009

December 30, 2002

(Date)

FOR VALUE RECEIVED, Infinity Pharmaceuticals, Inc. located at the address stated below (“Maker”) promises, jointly and severally if more than one, to pay to the order of Oxford Finance Corporation or any subsequent holder hereof (each, a “Payee”) at its office located at 133 N. Fairfax Street, Alexandria, VA 22314 or at such other place as Payee or the holder hereof may designate, the principal sum of One Million Three Hundred Sixty Seven Thousand Four Hundred Ninety Seven AND 41/100 Dollars ($l,367,497.41), with interest on the unpaid principal balance, from the date hereof through and including the dates of payment, at a fixed interest rate of nine and 90/100 percent (9.90%) per annum, to be paid in lawful money of the United States, in thirty-six (36) consecutive monthly installments of principal and interest as follows:

Periodic Installment	Amount
1-36	$43,705.22

each (“Periodic Installment”) and a final installment which shall be in the amount of the total outstanding principal and interest. The first Periodic Installment shall be due and payable on or about December 30, 2002 and the following Periodic Installments and the final installment shall be due and payable on the same day of each succeeding month beginning February 1, 2003 (each, a “Payment Date”). Such installments have been calculated on the basis of a 360 day year of twelve 30-day months. Each payment may, at the option of the Payee, be calculated and applied on an assumption that such payment would be made on its due date.

The acceptance by Payee of any payment which is less than payment in full of all amounts due and owing at such time shall not constitute a waiver of Payee’s right to receive payment in full at such time or at any prior or subsequent time.

This Note is secured by a Master Loan and Security Agreement, dated October 16, 2002 (hereinafter called the “Security Agreement”).

Time is of the essence hereof. If any installment or any other sum due under this Note or any Security Agreement is not received within ten (10) days after its due date, the Maker agrees to pay, in addition to the amount of each such installment or other sum, a late payment charge of five percent (5%) of the amount of said installment or other sum, but not exceeding any lawful maximum. If (i) Maker fails to make payment of any amount due hereunder within ten (10) days after oral, facsimile or written notice from Secured Party to Debtor that the same has become due and payable; or (ii) there has occurred and is continuing an Event of Default under the Security Agreement, then the entire principal sum remaining unpaid, together with all accrued interest thereon and any other sum payable under this Note or the Security Agreement, at the election of Payee, shall immediately become due and payable, with interest thereon at the lesser of eighteen percent (18%) per annum or the highest rate not prohibited by applicable law from the date of such accelerated maturity until paid (both before and after any judgment).

This Note may be prepaid by Maker in the manner and under the terms and conditions set forth in the Security Agreement.

It is the intention of the parties hereto to comply with the applicable usury laws; accordingly, it is agreed that, notwithstanding any provision to the contrary in this Note or any Security Agreement, in no event shall this Note or any Security Agreement require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under this Note or any Security Agreement, or if all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Note or any Security Agreement on the principal balance shall exceed the maximum amount of interest permitted by applicable law, then in such event (a) the provisions of this paragraph shall govern and control, (b) neither Maker nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable law, (c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to Maker, at the option of the Payee, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note or any Security Agreement which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Maker or otherwise by Payee in connection with such indebtedness; provided, however, that if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for the Payee to receive a greater interest per annum rate than is presently allowed, the Maker agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest per annum rate allowed by the amended state law or the law of the United States of America.

The Maker and all sureties, endorsers, guarantors or any others (each such person, other than the Maker, an “Obligor”) who may at any time become liable for the payment hereof jointly and severally consent hereby to any and all extensions of time, renewals, waivers or modifications of, and all substitutions or releases of, security or of any party primarily or secondarily liable on this Note or any Security Agreement or any term and provision of either, which may be made, granted or consented to by Payee, and agree that suit may be brought and maintained against any one or more of them, at the election of Payee without joinder of any other as a party thereto, and that Payee shall not be required first to foreclose, proceed against, or exhaust any security hereof in order to enforce payment of this Note. The Maker and each Obligor hereby waives presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection herewith, as well as filing of suit (if permitted by law) and diligence in collecting this Note or enforcing any of the security hereof, and agrees to pay (if permitted by law) all expenses incurred in collection, including Payee’s actual attorneys’ fees.

THE MAKER HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS NOTE, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN MAKER AND PAYEE RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN MAKER AND PAYEE. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS; AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.) THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. IN THE EVENT OF LITIGATION, THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

This Note and the Security Agreement constitute the entire agreement of the Maker and Payee with respect to the subject matter hereof and supercedes all prior understandings, agreements and representations, express or implied.

No variation or modification of this Note, or any waiver of any of its provisions or conditions, shall be valid unless in writing and signed by an authorized representative of Maker and Payee. Any such waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given.

Any provision in this Note or the Security Agreement which is in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.

Infinity Pharmaceuticals, Inc.

Melanie D. Getchell	By:	/s/ Thmos J Burke
(Witness)	Name:	Thmos J Burke
Melanie D. Getchell	Title:	Controller
(Print name)	Federal Tax ID #:04-3549480
	Address:	650 Albany Street
(Address)		Boston, MA 02116

PROMISSORY NOTE

To Master Loan and Security Agreement No. 2081009

March 3, 2003

(Date)

FOR VALUE RECEIVED, Infinity Pharmaceuticals, Inc. located at the address stated below (“Maker”) promises, jointly and severally if more than one, to pay to the order of Oxford Finance Corporation or any subsequent holder hereof (each, a “Payee”) at its office located at 133 N. Fairfax Street, Alexandria, VA 22314 or at such other place as Payee or the holder hereof may designate, the principal sum of Two Hundred Ninety Nine Thousand Five Hundred Twenty One AND 62/100 Dollars ($299,521,62), with interest on the unpaid principal balance, from the date hereof through and including the dates of payment, at a fixed interest rate of nine and 90/100 percent (9.90%) per annum, to be paid in lawful money of the United States, in thirty-six (36) consecutive monthly installments of principal and interest as follows:

Periodic Installment	Amount
1-36	$9,572,71

each (“Periodic Installment”) and a final installment which shall be in the amount of the total outstanding principal and interest. The first Periodic Installment shall be due and payable on or about March 3, 2003 and the following Periodic Installments and the final installment shall be due and payable on the same day of each succeeding month beginning April 1, 2003 (each, a “Payment Date”). Such installments have been calculated on the basis of a 360 day year of twelve 30-day months. Each payment may, at the option of the Payee, be calculated and applied on an assumption that such payment would be made on its due date.

The acceptance by Payee of any payment which is less than payment in full of all amounts due and owing at such time shall not constitute a waiver of Payee’s right to receive payment in full at such time or at any prior or subsequent time.

This Note is secured by a Master Loan and Security Agreement, dated October 16, 2002 (hereinafter called the “Security Agreement”).

Time is of the essence hereof. If any installment or any other sum due under this Note or any Security Agreement is not received within ten (10) days after its due date, the Maker agrees to pay, in addition to the amount of each such installment or other sum, a late payment charge of five percent (5%) of the amount of said installment or other sum, but not exceeding any lawful maximum. If (i) Maker fails to make payment of any amount due hereunder within ten (10) days after oral, facsimile or written notice from Secured Party to Debtor that the same has become due and payable; or (ii) there has occurred and is continuing an Event of Default under the Security Agreement, then the entire principal sum remaining unpaid, together with all accrued interest thereon and any other sum payable under this Note or the Security Agreement, at the election of Payee, shall immediately become due and payable, with interest thereon at the lesser of eighteen percent (18%) per annum or the highest rate not prohibited by applicable law from the date of such accelerated maturity until paid (both before and after any judgment).

This Note may be prepaid by Maker in the manner and under the terms and conditions set forth in the Security Agreement.

It is the intention of the parties hereto to comply with the applicable usury laws; accordingly, it is agreed that, notwithstanding any provision to the contrary in this Note or any Security Agreement, in no event shall this Note or any Security Agreement require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under this Note or any Security Agreement, or if all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Note or any Security Agreement on the principal balance shall exceed the maximum amount of interest permitted by applicable law, then in such event (a) the provisions of this paragraph shall govern and control, (b) neither Maker nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable law, (c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to Maker, at the option of the Payee, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note or any Security Agreement which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Maker or otherwise by Payee in connection with such indebtedness; provided, however, that if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for the Payee to receive a greater interest per annum rate than is presently allowed, the Maker agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest per annum rate allowed by the amended state law or the law of the United States of America.

The Maker and all sureties, endorsers, guarantors or any others (each such person, other than the Maker, an “Obligor”) who may at any time become liable for the payment hereof jointly and severally consent hereby to any and all extensions of time, renewals, waivers or modifications of, and all substitutions or releases of, security or of any party primarily or secondarily liable on this Note or any Security Agreement or any term and provision of either, which may be made, granted or consented to by Payee, and agree that suit may be brought and maintained against any one or more of them, at the election of Payee without joinder of any other as a party thereto, and that Payee shall not be required first to foreclose, proceed against, or exhaust any security hereof in order to enforce payment of this Note. The Maker and each Obligor hereby waives presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection herewith, as well as filing of suit (if permitted by law) and diligence in collecting this Note or enforcing any of the security hereof, and agrees to pay (if permitted by law) all expenses incurred in collection, including Payee’s actual attorneys’ fees.

THE MAKER HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS NOTE, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN MAKER AND PAYEE RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN MAKER AND PAYEE. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.) THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. IN THE EVENT OF LITIGATION, THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

This Note and the Security Agreement constitute the entire agreement of the Maker and Payee with respect to the subject matter hereof and supercedes all prior understandings, agreements and representations, express or implied.

No variation or modification of this Note, or any waiver of any of its provisions or conditions, shall be valid unless in writing and signed by an authorized representative of Maker and Payee. Any such waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given.

Any provision in this Note or the Security Agreement which is in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.

Infinity Pharmaceuticals, Inc.

	By:	/s/ Thomas J Burke
(Witness)
	Name:	Thomas J Burke
(Print name)
	Title:	Controller
(Address)
Federal Tax ID #: 04-3549480

	Address:	650 Albany Street
Boston, MA 02116

PROMISSORY NOTE

To Master Loan and Security Agreement No. 2081009

March 31, 2003

(Date)

FOR VALUE RECEIVED, Infinity Pharmaceuticals, Inc. located at the address stated below (“Maker”) promises, jointly and severally if more than one, to pay to the order of Oxford Finance Corporation or any subsequent holder hereof (each, a “Payee”) at its office located at 133 N. Fairfax Street, Alexandria, VA 22314 or at such other place as Payee or the holder hereof may designate, the principal sum of Five Hundred Fifty Seven Thousand Five Hundred Thirty Seven AND 67/100 Dollars ($557,537.67), with interest on the unpaid principal balance, from the date hereof through and including the dates of payment, at a fixed interest rate of ten and 26/100 percent (10.26%) per annum, to be paid in lawful money of the United States, in forty-eight (48) consecutive monthly installments of principal and interest as follows:

Periodic Installment	Amount
1-48	$14,088.98

each (“Periodic Installment”) and a final installment which shall be in the amount of the total outstanding principal and interest. The first Periodic Installment shall be due and payable on or about April 1. 2003 and the following Periodic Installments and the final installment shall be due and payable on the same day of each succeeding month beginning May 1, 2003 (each, a “Payment Date”). Such installments have been calculated on the basis of a 360 day year of twelve 30-day months. Each payment may, at the option of the Payee, be calculated and applied on an assumption that such payment would be made on its due date.

The acceptance by Payee of any payment which is less than payment in Full of all amounts due and owing at such time shall not constitute a waiver of payee’s right to receive payment in full at such time or at any prior or subsequent time.

This Note is secured by a Master Loan and Security Agreement, dated October 16, 2002 (hereinafter called the “Security Agreement”).

Time is of the essence hereof. If any installment or any other sum due under this Note or any Security Agreement is not received within ten (10) days after its due date, the Maker agrees to pay, in addition to the amount of each such installment or other sum, a late payment charge of five percent (5%) of the amount of said installment or other sum, but not exceeding any lawful maximum. If (i) Maker fails to make payment of any amount due hereunder within ten (10) days after oral, facsimile or written notice from Secured Party to Debtor that the same has become due and payable; or (ii) there has occurred and is continuing an Event of Default under the Security Agreement, then the entire principal sum remaining unpaid, together with all accrued interest thereon and any other sum payable under this Note or the Security Agreement, at the election of Payee, shall immediately become due and payable, with interest thereon at the lesser of eighteen percent (18%) per annum or the highest rate not prohibited by applicable law from the date of such accelerated maturity until paid (both before and after any judgment).

This Note may be prepaid by Maker in the manner and under the terms and conditions set forth in the Security Agreement.

It is the intention of the parties hereto to comply with the applicable usury laws; accordingly, it is agreed that, notwithstanding any provision to the contrary in this Note or any Security Agreement, in no event shall this Note or any Security Agreement require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for charged or received under (his Note or any Security Agreement, or if all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Note or any Security Agreement on the principal balance shall exceed the maximum amount of interest permitted by applicable law, then in such event (a) the provisions of this paragraph shall govern and control, (b) neither Maker nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable law, (c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to Maker, at the option of the Payee, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law as now or hereafter construed __ the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note or any Security Agreement which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Maker or otherwise by Payee in connection with such indebtedness; provided, however, that if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for the Payee to receive a greater interest per annum rate than is presently allowed, the Maker agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest per annum rate allowed by the amended state law or the law of the United States of America.

The Maker and all sureties, endorsers, guarantors or any others (each such person, other than the Maker, an “Obligor”) who may at any time become liable for the payment hereof jointly and severally consent hereby to any and all extensions of time, renewals, waivers or modifications of, and all substitutions or releases of, security or of any party primarily or secondarily liable on this Note or any Security Agreement or any term and provision of either, which may be made, granted or consented to by Payee, and agree that suit may be brought and maintained against any one or more of them, at the election of Payee without joinder of any other as a party thereto, and that Payee shall not be required first to foreclose, proceed against, or exhaust any security hereof in order to enforce payment of this Note. The Maker and each Obligor hereby waives presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection herewith, as well as filing of suit (if permitted by law) and diligence in collecting this Note or enforcing any of the security hereof, and agrees to pay (if permitted by law) all expenses incurred in collection, including Payee’s actual attorneys’ fees.

THE MAKER HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS NOTE, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN MAKER AND PAYEE RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN MAKER AND PAYEE. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.) THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. IN THE EVENT OF LITIGATION, THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

This Note and the Security Agreement constitute the entire agreement of the Maker and Payee with respect to the subject matter hereof and supercedes all prior understandings, agreements and representations, express or implied.

No variation or modification of this Note, or any waiver of any of its provisions or conditions, shall be valid unless in writing and signed by an authorized representative of Maker and Payee. Any such waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given.

Any provision in this Note or the Security Agreement which is in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.

Infinity Pharmaceuticals, Inc.

/s/ Dave Bruce	By:	/s/ Thomas J Burke
(Witness)	Name:	Thomas J Burke
Dave Bruce	Title:	Controller
(Print name)	Federal Tax ID #: 04-3549480
Address: 650 Albany Street Boston, MA 02116
(Address)

PROMISSORY NOTE

To Master Loan and Security Agreement No. 2081009

March 31, 2003

(Date)

FOR VALUE RECEIVED, Infinity Pharmaceuticals, Inc. located at the address stated below (“Maker”) promises, jointly and severally if more than one, to pay to the order of Oxford Finance Corporation or any subsequent holder hereof (each, a “Payee”) at its office located at 133 N. Fairfax Street, Alexandria, VA 22314 or at such other place as Payee or the holder hereof may designate, the principal sum of Thirty Eight Thousand Two Hundred Forty Three AND 99/100 Dollars ($38,243.99), with interest on the unpaid principal balance, from the date hereof through and including the dates of payment, at a fixed interest rate of nine and 90/100 percent (9.90%) per annum, to be paid in lawful money of the United States, in thirty-six (36) consecutive monthly installments of principal and interest as follows:

Periodic Installment	Amount
1-36	$1,222.28

each (“Periodic Installment”) and a final installment which shall be in the amount of the total outstanding principal and interest. The first Periodic Installment shall be due and payable on or about April 1, 2003 and the following Periodic Installments and the final installment shall be due and payable on the same day of each succeeding month beginning May 1, 2003 (each, a “Payment Date”). Such installments have been calculated on the basis of a 360 day year of twelve 30-day months. Each payment may, at the option of the Payee, be calculated and applied on an assumption that such payment would be made on its due date.

The acceptance by Payee of any payment which is less than payment in full of all amounts due and owing at such time shall not constitute a waiver of Payee’s right to receive payment in full at such time or at any prior or subsequent time.

This Note is secured by a Master Loan and Security Agreement, dated October 16, 2002 (hereinafter called the “Security Agreement”).

Time is of the essence hereof. If any installment or any other sum due under this Note or any Security Agreement is not received within ten (10) days after its due date, the Maker agrees to pay, in addition to the amount of each such installment or other sum, a late payment charge of five percent (5%) of the amount of said installment or other sum, but not exceeding any lawful maximum. If (i) Maker fails to make payment of any amount due hereunder within ten (10) days after oral, facsimile or written notice from Secured Party to Debtor that the same has become due and payable; or (ii) there has occurred and is continuing an Event of Default under the Security Agreement, then the entire principal sum remaining unpaid, together with all accrued interest thereon and any other sum payable under this Note or the Security Agreement, at the election of Payee, shall immediately become due and payable, with interest thereon at the lesser of eighteen percent (18%) per annum or the highest rate not prohibited by applicable law from the date of such accelerated maturity until paid (both before and after any judgment).

This Note may be prepaid by Maker in the manner and under the terms and conditions set forth in the Security Agreement.

It is the intention of the parties hereto to comply with the applicable usury laws; accordingly, it is agreed that, notwithstanding any provision to the contrary in this Note or any Security Agreement, in no event shall this Note or any Security Agreement require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under this Note or any Security Agreement, or if all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Note or any Security Agreement on the principal balance shall exceed the maximum amount of interest permitted by applicable law, then in such event (a) the provisions of this paragraph shall govern and control, (b) neither Maker nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable law, (c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to Maker, at the option of the Payee, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note or any Security Agreement which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Maker or otherwise by Payee in connection with such indebtedness; provided, however, that if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for the Payee to receive a greater interest per annum rate than is presently allowed, the Maker agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest per annum rate allowed by the amended state law or the law of the United States of America.

The Maker and all sureties, endorsers, guarantors or any others (each such person, other than the Maker, an “Obligor”) who may at any time become liable for the payment hereof jointly and severally consent hereby to any and all extensions of time, renewals, waivers or modifications of, and all substitutions or releases of, security or of any party primarily or secondarily liable on this Note or any Security Agreement or any term and provision of either, which may be made, granted or consented to by Payee, and agree that suit may be brought and maintained against any one or more of them, at the election of Payee without joinder of any other as a party thereto, and that Payee shall not be required first to foreclose, proceed against, or exhaust any security hereof in order to enforce payment of this Note. The Maker and each Obligor hereby waives presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection herewith, as well as filing of suit (if permitted by law) and diligence in collecting this Note or enforcing any of the security hereof, and agrees to pay (if permitted by law) all expenses incurred in collection, including Payee’s actual attorneys’ fees.

THE MAKER HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS NOTE, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN MAKER AND PAYEE RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN MAKER AND PAYEE. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.) THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. IN THE EVENT OF LITIGATION, THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

This Note and the Security Agreement constitute the entire agreement of the Maker and Payee with respect to the subject matter hereof and supercedes all prior understandings, agreements and representations, express or implied.

No variation or modification of this Note, or any waiver of any of its provisions or conditions, shall be valid unless in writing and signed by an authorized representative of Maker and Payee. Any such waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given.

Any provision in this Note or the Security Agreement which is in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.

Infinity Pharmaceuticals, Inc.

/s/ Dave Bruce	By:	/s/ Thomas J. Burke
(Witness)

Dave Bruce	Name:	Thomas J. Burke
(Print name)

780 Memorial Drive	Title:	Controller
(Address)

Federal Tax ID #:04-3549480

Address: 650 Albany Street Boston, MA 02116

SCHEDULE 08

PROMISSORY NOTE

To Master Loan and Security Agreement No. 2081009

April 30, 2003

(Date)

FOR VALUE RECEIVED, Infinity Pharmaceuticals, Inc. located at the address stated below (“Maker”) promises, jointly and severally if more than one, to pay to the order of Oxford Finance Corporation or any subsequent holder hereof (each, a “Payee”) at its office located at 133 N. Fairfax Street, Alexandria, VA 22314 or at such other place as Payee or the holder hereof may designate, the principal sum of Eight Hundred Eighteen Thousand Thirty-Six AND 03/100 Dollars ($818,036.03). with interest on the unpaid principal balance, from the date hereof through and including the dates of payment, at a fixed interest rate of ten and 26/100 percent (10.26%) per annum, to be paid in lawful money of the United States, in forty-eight (48) consecutive monthly installments of principal and interest as follows:

Periodic Installment	Amount
1-48	$20,671.77

each (“Periodic Installment”) and a final installment which shall be in the amount of the total outstanding principal and interest. The first Periodic Installment shall be due and payable on or about May 1, 2003 and the following Periodic Installments and the final installment shall be due and payable on the same day of each succeeding month beginning June 1, 2003 (each, a “Payment Date”). Such installments have been calculated on the basis of a 360 day year of twelve 30-day months. Each payment may, at the option of the Payee, be calculated and applied on an assumption that such payment would be made on its due date.

The acceptance by Payee of any payment which is less than payment in full of all amounts due and owing at such time shall not constitute a waiver of Payee’s right to receive payment in full at such time or at any prior or subsequent time.

This Note is secured by a Master Loan and Security Agreement, dated October 16, 2002 (hereinafter called the “Security Agreement”).

Time is of the essence hereof. If any installment or any other sum due under this Note or any Security Agreement is not received within ten (10) days after its due date, the Maker agrees to pay, in addition to the amount of each such installment or other sum, a late payment charge of five percent (5%) of the amount of said installment or other sum, but not exceeding any lawful maximum. If (i) Maker fails to make payment of any amount due hereunder within ten (10) days after oral, facsimile or written notice from Secured Party to Debtor that the same has become due and payable; or (ii) there has occurred and is continuing an Event of Default under the Security Agreement, then the entire principal sum remaining unpaid, together with all accrued interest thereon and any other sum payable under this Note or the Security Agreement, at the election of Payee, shall immediately become due and payable, with interest thereon at the lesser of eighteen percent (18%) per annum or the highest rate not prohibited by applicable law from the date of such accelerated maturity until paid (both before and after any judgment).

This Note may be prepaid by Maker in the manner and under the terms and conditions set forth in the Security Agreement.

It is the intention of the parties hereto to comply with the applicable usury laws; accordingly, it is agreed that, notwithstanding any provision to the contrary in this Note or any Security Agreement, in no event shall this Note or any Security Agreement require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under this Note or any Security Agreement, or if all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Note or any Security Agreement on the principal balance shall exceed the maximum amount of interest permitted by applicable law, then in such event (a) the provisions of this paragraph shall govern and control, (b) neither Maker nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable law, (c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to Maker, at the option of the Payee, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note or any Security Agreement which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Maker or otherwise by Payee in

SCHEDULE 08

connection with such indebtedness; provided, however, that if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for the Payee to receive a greater interest per annum rate than is presently allowed, the Maker agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest per annum rate allowed by the amended state law or the law of the United States of America.

The Maker and all sureties, endorsers, guarantors or any others (each such person, other than the Maker, an “Obligor”) who may at any time become liable for the payment hereof jointly and severally consent hereby to any and all extensions of time, renewals, waivers or modifications of, and all substitutions or releases of, security or of any party primarily or secondarily liable on this Note or any Security Agreement or any term and provision of either, which may be made, granted or consented to by Payee, and agree that suit may be brought and maintained against any one or more of them, at the election of Payee without joinder of any other as a party thereto, and that Payee shall not be required first to foreclose, proceed against, or exhaust any security hereof in order to enforce payment of this Note. The Maker and each Obligor hereby waives presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection herewith, as well as filing of suit (if permitted by law) and diligence in collecting this Note or enforcing any of the security hereof, and agrees to pay (if permitted by law) all expenses incurred in collection, including Payee’s actual attorneys’ fees.

THE MAKER HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS NOTE, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN MAKER AND PAYEE RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN MAKER AND PAYEE. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.) THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. IN THE EVENT OF LITIGATION, THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

This Note and the Security Agreement constitute the entire agreement of the Maker and Payee with respect to the subject matter hereof and supercedes all prior understandings, agreements and representations, express or implied.

Infinity Pharmaceuticals, Inc.

/s/ Dave Bruce	By:	/s/ Thomas J. Burke
(Witness)

Dave Bruce	Name:	Thomas J. Burke
(Print name)

780 Memorial Drive	Title:	Controller
(Address)
Federal Tax ID #: 04-3549480

	Address:	780 Memorial Drive
Boston, MA 02139

SCHEDULE 09

PROMISSORY NOTE

To Master Loan and Security Agreement No. 2081009

April 30, 2003

(Date)

FOR VALUE RECEIVED, Infinity Pharmaceuticals, Inc. located at the address stated below (“Maker”) promises, jointly and severally if more than one, to pay to the order of Oxford Finance Corporation or any subsequent holder hereof (each, a “Payee”) at its office located at 133 N. Fairfax Street, Alexandria, VA 22314 or at such other place as Payee or the holder hereof may designate, the principal sum of Two Hundred Ninety-Six Thousand Thirty-Two AND 58/100 Dollars ($296,032.58), with interest on the unpaid principal balance, from the date hereof through and including the dates of payment, at a fixed interest rate of nine and 90/100 percent (9.90%) per annum, to be paid in lawful money of the United States, in thirty-six (36) consecutive monthly installments of principal and interest as follows:

Periodic Installment	Amount
1-36	$9,461.20

each (“Periodic Installment”) and a final installment which shall be in the amount of the total outstanding principal and interest. The first Periodic Installment shall be due and payable on or about May 1, 2003 and the following Periodic Installments and the final installment shall be due and payable on the same day of each succeeding month beginning June 1, 2003 (each, a “Payment Date”). Such installments have been calculated on the basis of a 360 day year of twelve 30-day months. Each payment may, at the option of the Payee, be calculated and applied on an assumption that such payment would be made on its due date.

The acceptance by Payee of any payment which is less than payment in full of all amounts due and owing at such time shall not constitute a waiver of Payee’s right to receive payment in full at such time or at any prior or subsequent time.

This Note is secured by a Master Loan and Security Agreement, dated October 16, 2002 (hereinafter called the “Security Agreement”).

Time is of the essence hereof. If any installment or any other sum due under this Note or any Security Agreement is not received within ten (10) days after its due date, the Maker agrees to pay, in addition to the amount of each such installment or other sum, a late payment charge of five percent (5%) of the amount of said installment or other sum, but not exceeding any lawful maximum. If (i) Maker fails to make payment of any amount due hereunder within ten (10) days after oral, facsimile or written notice from Secured Party to Debtor that the same has become due and payable; or (ii) there has occurred and is continuing an Event of Default under the Security Agreement, then the entire principal sum remaining unpaid, together with all accrued interest thereon and any other sum payable under this Note or the Security Agreement, at the election of Payee, shall immediately become due and payable, with interest thereon at the lesser of eighteen percent (18%) per annum or the highest rate not prohibited by applicable law from the date of such accelerated maturity until paid (both before and after any judgment).

This Note may be prepaid by Maker in the manner and under the terms and conditions set forth in the Security Agreement.

It is the intention of the parties hereto to comply with the applicable usury laws; accordingly, it is agreed that, notwithstanding any provision to the contrary in this Note or any Security Agreement, in no event shall this Note or any Security Agreement require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under this Note or any Security Agreement, or if all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Note or any Security Agreement on the principal balance shall exceed the maximum amount of interest permitted by applicable law, then in such event (a) the provisions of this paragraph shall govern and control, (b) neither Maker nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable law, (c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to Maker, at the option of the Payee, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note or any Security Agreement which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Maker or otherwise by Payee in

SCHEDULE 09

connection with such indebtedness; provided, however, that if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for the Payee to receive a greater interest per annum rate than is presently allowed, the Maker agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest per annum rate allowed by the amended state law or the law of the United States of America.

The Maker and all sureties, endorsers, guarantors or any others (each such person, other than the Maker, an “Obligor”) who may at any time become liable for the payment hereof jointly and severally consent hereby to any and all extensions of time, renewals, waivers or modifications of, and all substitutions or releases of, security or of any party primarily or secondarily liable on this Note or any Security Agreement or any term and provision of either, which may be made, granted or consented to by Payee, and agree that suit may be brought and maintained against any one or more of them, at the election of Payee without joinder of any other as a party thereto, and that Payee shall not be required first to foreclose, proceed against, or exhaust any security hereof in order to enforce payment of this Note. The Maker and each Obligor hereby waives presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection herewith, as well as filing of suit (if permitted by law) and diligence in collecting this Note or enforcing any of the security hereof, and agrees to pay (if permitted by law) all expenses incurred in collection, including Payee’s actual attorneys’ fees.

THE MAKER HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS NOTE, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN MAKER AND PAYEE RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN MAKER AND PAYEE. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.) THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. IN THE EVENT OF LITIGATION, THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

This Note and the Security Agreement constitute the entire agreement of the Maker and Payee with respect to the subject matter hereof and supercedes all prior understandings, agreements and representations, express or implied.

No variation or modification of this Note, or any waiver of any of its provisions or conditions, shall be valid unless in writing and signed by an authorized representative of Maker and Payee. Any such waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given.

Any provision in this Note or the Security Agreement which is in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.

Infinity Pharmaceuticals, Inc.

/s/ Dave Bruce	By:	/s/ Thomas J. Burke
(Witness)

Dave Bruce	Name:	Thomas J. Burke
(Print name)

780 Memorial Drive	Title:	Controller
Address:	Federal Tax ID #: 04-3549480

	Address:	780 Memorial Drive Boston, MA 02139

PROMISSORY NOTE

To Master Loan and Security Agreement No. 2081009

May 30, 2003

(Date)

FOR VALUE RECEIVED, Infinity Pharmaceuticals, Inc. located at the address stated below (“Maker”) promises, jointly and severally if more than one to pay to the order of Oxford Finance Corporation or any subsequent holder hereof (each, a “Payee”) at its office located at 133 N. Fairfax Street, Alexandria, VA 22314 or at such other place as Payee or the holder hereof may designate, the principal sum of Six Hundred Thirty Nine Thousand Four Hundred AND 62/100 Dollars ($639,400.62), with interest on the unpaid principal balance, from the date hereof through and including the dates of payment, at a fixed interest rate of ten and 26/100 percent (10.26%) per annum, to be paid in lawful money of the United States, in forty-eight (48) consecutive monthly installments of principal and interest as follows:

Periodic Installment	Amount
1-48	$16,157.65

each (“Periodic Installment”) and a final installment which shall be in the amount of the total outstanding principal and interest. The first Periodic Installment shall be due and payable on or about June 1, 2003 and the following Periodic Installments and the final installment shall be due and payable on the same day of each succeeding month beginning July 1, 2003 (each, a “Payment Date”). Such installments have been calculated on the basis of a 360 day year of twelve 30-day months. Each payment may, at the option of the Payee, be calculated and applied on an assumption that such payment would be made on its due date.

The acceptance by Payee of any payment which is less than payment in full of all amounts due and owing at such time shall not constitute a waiver of Payee’s right to receive payment in full at such time or at any prior or subsequent time.

This Note is secured by a Master Loan and Security Agreement, dated October 16, 2002 (hereinafter called the “Security Agreement”).

Time is of the essence hereof. If any installment or any other sum due under this Note or any Security Agreement is not received within ten (10) days after its due date, the Maker agrees to pay, in addition to the amount of each such installment or other sum, a late payment charge of five percent (5%) of the amount of said installment or other sum, but not exceeding any lawful maximum. If (i) Maker fails to make payment of any amount due hereunder within ten (10) days after oral, facsimile or written notice from Secured Party to Debtor that the same has become due and payable; or (ii) there has occurred and is continuing an Event of Default under the Security Agreement, then the entire principal sum remaining unpaid, together with all accrued interest thereon and any other sum payable under this Note or the Security Agreement, at the election of Payee, shall immediately become due and payable, with interest thereon at the lesser of eighteen percent (18%) per annum or the highest rate not prohibited by applicable law from the date of such accelerated maturity until paid (both before and alter any judgment).

This Note may be prepaid by Maker in the manner and under the terms and conditions set forth in the Security Agreement.

It is the intention of the parties hereto to comply with the applicable usury laws; accordingly, it is agreed that, notwithstanding any provision to the contrary in this Note or any Security Agreement, in no event shall this Note or any Security Agreement require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under this Note or any Security Agreement, or if all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Note or any Security Agreement on the principal balance shall exceed the maximum amount of interest permitted by applicable law, then in such event (a) the provisions of this paragraph shall govern and control, (b) neither Maker nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extern that it is in excess of the maximum amount of interest permitted by applicable law, (c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to Maker, at the option of the Payee, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note or any Security Agreement which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Maker or otherwise by Payee in connection with such indebtedness; provided, however, that if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for the Payee to receive a greater interest per annum rate than is presently allowed, the Maker agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest per annum rate allowed by the amended state law or the law of the United States of America.

The Maker and all sureties, endorsers, guarantors or any others (each such person, other than the Maker, an “Obligor”) who may at any time become liable for the payment hereof jointly and severally consent hereby to any and all extensions of time, renewals, waivers or modifications of, and all substitutions or releases of, security or of any party primarily or secondarily liable on this Note or any Security Agreement or any term and provision of either, which may be made, granted or consented to by Payee, and agree that suit may be brought and maintained against any one or more of them, at the election of Payee without joinder of any other as a party thereto, and that Payee shall not be required first to foreclose, proceed against, or exhaust any security hereof in order to enforce payment of this Note. The Maker and each Obligor hereby waives presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection herewith, as well as filing of suit (if permitted by law) and diligence in collecting this Note or enforcing any of the security hereof, and agrees to pay (if permitted by law) all expenses incurred in collection, including Payee’s actual attorneys’ fees.

THE MAKER HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS NOTE, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN MAKER AND PAYEE RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN MAKER AND PAYEE. THE SCOPE OR THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.) THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. IN THE EVENT OF LITIGATION, THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

This Note and the Security Agreement constitute the entire agreement of the Maker and Payee with respect to the subject matter hereof and supercedes all prior understandings, agreements and representations, express or implied.

No variation or modification of this Note, or any waiver of any of its provisions or conditions, shall be valid unless in writing and signed by an authorized representative of Maker and Payee. Any such waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given.

Any provision in this Note or the Security Agreement which is in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.

Infinity Pharmaceuticals, Inc.

/s/ Dave Bruce	By:	/s/ Thomas J. Burke
(Witness)

Dave Bruce	Name:	Thomas J. Burke
(Print name)

780 Memorial Drive	Title:	Controller
(Address)

Federal Tax ID #: 04-3549480

	Address:	780/790 Memorial Drive
Cambridge, MA 02139

PROMISSORY NOTE

To Master Loan and Security Agreement No. 2081009

June 30, 2003

(Date)

FOR VALUE RECEIVED, Infinity Pharmaceuticals, Inc. located at the address stated below (“Maker”) promises, jointly and severally if more than one, to pay to the order of Oxford Finance Corporation or any subsequent holder hereof (each, a “Payee”) at its office located at 133 N. Fairfax Street, Alexandria, VA 22314 or at such other place as Payee or the holder hereof may designate, the principal sum of Two Hundred Twenty Seven Thousand Four Hundred Twenty Four AND 71/100 Dollars ($227,424.71), with interest on the unpaid principal balance, from the date hereof through and including the dates of payment, at a fixed interest rate of ten and 26/100 percent (10.26%) per annum, to be paid in lawful money of the United Slates, in forty-eight (48) consecutive monthly installments of principal and interest as follows:

Periodic Installment	Amount
I-48	$5,747.02

each (“Periodic Installment”) and a final installment which shall be in the amount of the total outstanding principal and interest. The first Periodic Installment shall be due and payable on or about June 30, 2003 and the following Periodic Installments and the final installment shall be due and payable on the same day of each succeeding month beginning August 1, 2003 (each, a “Payment Date”). Such installments have been calculated on the basis of a 360 day year of twelve 30-day months. Each payment may, at the option of the Payee, be calculated and applied on an assumption that such payment would be made on its due date.

The acceptance by Payee of any payment which is less than payment in full of all amounts due and owing at such time shall not constitute a waiver of Payee’s right to receive payment in full at such time or at any prior or subsequent time.

This Note is secured by a Master Loan and Security Agreement, dated October 16, 2002 (hereinafter called the “Security Agreement”).

Time is of the essence hereof. If any installment or any other sum due under this Note or any Security Agreement is not received within ten (10) days after its due date, the Maker agrees to pay, in addition to the amount of each such installment or other sum, a late payment charge of five percent (5%) of the amount of said installment or other sum, but not exceeding any lawful maximum. If (i) Maker fails to make payment of any amount due hereunder within ten (10) days after oral, facsimile or written notice from Secured Party to Debtor that the same has become due and payable; or (ii) there has occurred and is continuing an Event of Default under the Security Agreement, then the entire principal sum remaining unpaid, together with all accrued interest thereon and any other sum payable under this Note or the Security Agreement, at the election of Payee, shall immediately become due and payable, with interest thereon at the lesser of eighteen percent (18%) per annum or the highest rate not prohibited by applicable law from the date of such accelerated maturity until paid (both before and after any judgment).

This Note may be prepaid by Maker in the manner and under the terms and conditions set forth in the Security Agreement.

It is the intention of the parties hereto to comply with the applicable usury laws; accordingly, it is agreed that, notwithstanding any provision to the contrary in this Note or any Security Agreement, in no event shall this Note or any Security Agreement require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under this Note or any Security Agreement, or if all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Note or any Security Agreement on the principal balance shall exceed the maximum amount of interest permitted by applicable law, then in such event (a) the provisions of this paragraph shall govern and control, (b) neither Maker nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extern that it is in excess of the maximum amount of interest permitted by applicable law, (c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to Maker, at the option of the Payee, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law as now or hereafter construed by the courts having jurisdiction hereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note or any Security Agreement which are made or the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal pans during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Maker or otherwise by Payee in connection with such indebtedness: provided, however, that if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for the Payee to receive a greater interest per annum rate than is presently allowed, the Maker agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest per annum rate allowed by the amended state law or the law of the United States of America.

The Maker and all sureties, endorsers, guarantors or any others (each such person, other than the Maker, an “Obligor”) who may at any time become liable for the payment hereof jointly and severally consent hereby to any and all extensions of time, renewals, waivers or modifications of, and all substitutions or releases of security or of any party primarily or secondarily liable on this Note or any Security Agreement or any term and provision of either, which may be made, granted or consented to by Payee, and agree that suit may be brought and maintained against any one or more of them, at the election of Payee without joinder of any other as a party thereto, and that Payee shall not be required first to foreclose, proceed against, or exhaust any security hereof in order to enforce payment of this Note. The Maker and each Obligor hereby waives presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection herewith, as well as filing of suit (if permitted by law) and diligence in collecting this Note or enforcing any of the security hereof, and agrees to pay (if permitted by law) all expenses incurred in collection, including Payee’s actual attorneys’ fees.

THE MAKER HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS NOTE, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN MAKER AND PAYEE RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN MAKER AND PAYEE. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.) THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. IN THE EVENT OF LITIGATION, THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

This Note and the Security Agreement constitute the entire agreement of the Maker and Payee with respect to the subject matter hereof and supercedes all prior understandings, agreements and representations, express or implied.

No variation or modification of this Note, or any waiver of any of its provisions or conditions, shall be valid unless in writing and signed by an authorized representative of Maker and Payee. Any such waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given.

Any provision in this Note or the Security Agreement which is in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.

Infinity Pharmaceuticals, Inc.

/s/ Dave Bruce	By:	/s/ Thomas J. Burke
(Witness)

Dave Bruce	Name:	Thomas J. Burke
(Print name)

780 Memorial Drive	Title:	Controller
Address:

Federal Tax ID #: 04-3549480

Address:	780 Memorial Drive Cambridge, MA 02116

PROMISSORY NOTE

To Master Loan and Security Agreement No. 2081009

June 30, 2003

(Date)

FOR VALUE RECEIVED, Infinity Pharmaceuticals, Inc. located at the address slated below (“Maker”) promises, jointly and severally if more than one, to pay to the order of Oxford Finance Corporation or any subsequent holder hereof (each, a “Payee”) at its office located at 133 N. Fairfax Street, Alexandria, VA 22314 or at such other place as Payee or the holder hereof may designate, the principal sum of One Hundred Thirty Two Thousand Nine Hundred Forty AND 20/100 Dollars ($132,940.20), with interest on the unpaid principal balance, from the date hereof through and including the dates of payment, at a fixed interest rate of nine and 90/100 percent (9.90%) per annum, to be paid in lawful money of the United States, in thirty-six (36) consecutive monthly installments of principal and interest as follows:

Periodic Installment	Amount
1-36	$4,248.77

each (“Periodic installment”) and a final installment which shall be in the amount of the total outstanding principal and interest. The first Periodic installment shall be due and payable on or about June 30, 2003 and the following Periodic Installments and the final installment shall be due and payable on the same day of each succeeding month beginning August 1, 2003 (each, a “Payment Date”). Such installments have been calculated on the basis of a 360 day year of twelve 30-day months. Each payment may, at the option of the Payee, be calculated and applied on an assumption that such payment would be made on its due date.

The acceptance by Payee of any payment which is less than payment in full of all amounts due and owing at such time shall not constitute a waiver of Payee’s right to receive payment in full at such time or at any prior or subsequent time.

This Note is secured by a Master Loan and Security Agreement, dated October 16, 2002 (hereinafter called the “Security Agreement”).

Time is of the essence hereof. If any installment or any other sum due under this Note or any Security Agreement is not received within ten (10) days after its due date, the Maker agrees to pay, in addition to the amount of each such installment or other sum, a late payment charge of five percent (5%) of the amount of said installment or other sum, but not exceeding any lawful maximum. If (i) Maker fails to make payment of any amount due hereunder within ten (10) days after oral, facsimile or written notice from Secured Party to Debtor that the same has become due and payable; or (ii) there has occurred and is continuing an Event of Default under the Security Agreement, then the entire principal sum remaining unpaid, together with all accrued interest thereon and any other sum payable under this Note or the Security Agreement, at the election of Payee, shall immediately become due and payable, with interest thereon at the lesser of eighteen percent (18%) per annum or the highest rate not prohibited by applicable law from the date of such accelerated maturity until paid (both before and after any judgment).

This Note may be prepaid by Maker in the manner and under the terms and conditions set forth in the Security Agreement.

It is the intention of the parties hereto to comply with the applicable usury laws; accordingly, it is agreed that, notwithstanding any provision to the contrary in this Note or any Security Agreement, in no event shall this Note or any Security Agreement require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under this Note or any Security Agreement, or if all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for. charged or received under this Note or any Security Agreement on the principal balance shall exceed the maximum amount of interest permitted by applicable law, then in such event (a) the provisions of this paragraph shall govern and control, (b) neither Maker nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable law, (c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to Maker, at the option of the Payee, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note or any Security Agreement which are mode for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law. by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Maker or otherwise by Payee in connection with such indebtedness; provided, however, that if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for the Payee to receive a greater interest per annum rate than is presently allowed, the Maker agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest per annum rate allowed by the amended state law or the law of the United States of America.

The Maker and all sureties, endorsers, guarantors or any others (each such person, other than the Maker, an “Obligor”) who may at any time become liable for the payment hereof jointly and severally consent hereby to any and all extensions of time, renewals, waivers or modifications of and all substitutions or releases of, security or of any party primarily or secondarily liable on this Note or any Security Agreement or any term and provision of either, which may be made, granted or consented to by Payee, and agree that suit may be brought and maintained against any one or more of them, at the election of Payee without (Joinder of any other as a party thereto, and that Payee shall not be required first to foreclose, proceed against, or exhaust any security hereof in order to enforce payment of this Note. The Maker and each Obligor hereby waives presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection herewith, as well as filing of suit (if permitted by law) and diligence in collecting this Note or enforcing any of the security hereof, and agrees to pay (if permitted by law) all expenses incurred in collection, including Payee’s actual attorneys’ fees.

THE MAKER HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS NOTE, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN MAKER AND PAYEE RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN MAKER AND PAYEE. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.) THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. IN THE EVENT OF LITIGATION, THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

This Note and the Security Agreement constitute the entire agreement of the Maker and Payee with respect to the subject matter hereof and supercedes all prior understandings, agreements and representations, express or implied.

No variation or modification of this Note, or any waiver of any of its provisions or conditions, shall be valid unless in writing and signed by an authorized representative of Maker and Payee. Any such waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given.

Any provision in this Note or the Security Agreement which is in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.

Infinity Pharmaceutical, Inc.

/s/ Dave Bruce	By:	/s/ Thomas J. Burke
(Witness)

Dave Bruce	Name:	Thomas J. Burke
(Print name)

780 memorial Drive	Title:	Controller
(Address)

Federal Tax ID #: 04-3549480

	Address:	780 Memorial Drive
Cambridge, MA 02139

PROMISSORY NOTE

To Master Loan and Security Agreement No. 2081009

August 29, 2003

(Date)

FOR VALUE RECEIVED, Infinity Pharmaceuticals, Inc. located at the address stated below (“Maker”) promises, jointly and severally if more than one, to pay to the order of Oxford Finance Corporation or any subsequent holder hereof (each, a “Payee”) at its office located at 133 N. Fairfax Street, Alexandria, VA 22314 or at such other place as Payee or the holder hereof may designate, the principal sum of Two Hundred Eleven Thousand Three Hundred Fifty Two AND 32/100 Dollars ($211,351.32), with interest on the unpaid principal balance, from the date hereof through and including the dates of payment, at a fixed interest rate often and 26/100 percent (10.26%) per annum, to be paid in lawful money of the United States, in forty-eight (48) consecutive monthly installments of principal and interest as follows:

Periodic Installment	Amount
1-48	$5,340.85

each (“Periodic Installment”) and a final installment which shall be in the amount of the total outstanding principal and interest. The first Periodic Installment shall be due and payable on or about August 29, 2003 and the following Periodic Installments and the final installment shall be due and payable on the same day of each succeeding month beginning October 1, 2003 (each, a “Payment Date”). Such installments have been calculated on the basis of a 360 day year of twelve 30-day months. Each payment may, at the option of the Payee, be calculated and applied on an assumption that such payment would be made on its due date.

The acceptance by Payee of any payment which is less than payment in full of all amounts due and owing at such time shall not constitute a waiver of Payee’s right to receive payment in full at such time or at any prior or subsequent time.

This Note is secured by a Master Loan and Security Agreement, dated October 16, 2002 (hereinafter called the “Security Agreement”).

Time is of the essence hereof. If any installment or any other sum due under this Note or any Security Agreement is not received within ten (10) days after its due date, the Maker agrees to pay, in addition to the amount of each such installment or other sum, a late payment charge of five percent (5%) of the amount of said installment or other sum, but not exceeding any lawful maximum. If (i) Maker fails to make payment of any amount due hereunder within ten (10) days after oral, facsimile or written notice from Secured Party to Debtor that the same has become due and payable; or (ii) there has occurred and is continuing an Event of Default under the Security Agreement, then the entire principal sum remaining unpaid, together with all accrued interest thereon and any other sum payable under this Note or the Security Agreement, at the election of Payee, shall immediately become due and payable, with interest thereon at the lesser of eighteen percent (18%) per annum or the highest rate not prohibited by applicable law from the date of such accelerated maturity until paid (both before and after any judgment).

This Note may be prepaid by Maker in the manner and under the terms and conditions set forth in the Security Agreement.

It is the intention of the parties hereto to comply with the applicable usury laws accordingly, it is agreed that, notwithstanding any provision to the contrary in this Note or any Security Agreement, in no event shall this Note or any Security Agreement require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under this Note or any Security Agreement, or if all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Note or any Security Agreement on the principal balance shall exceed the maximum amount of interest permitted by applicable law, then in such event (a) the provisions of this paragraph shall govern and control, (b) neither Maker nor any other person or entity now or hereafter liable for the payment hereof shall be obiligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable law, (c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to Maker, at the option of the Payee, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note or any Security Agreement which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Maker or otherwise by Payee in connection with such indebtedness; provided, however, that if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for the Payee to receive a greater interest per annum rate than is presently allowed, the Maker agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest per annum rate allowed by the amended state law or the law of the United States of America.

The Maker and all sureties, endorsers, guarantors or any others (each such person, other than the Maker, an “Obligor”) who may at any time become liable for the payment hereof jointly and severally consent hereby to any and all extensions of time, renewals, waivers or modifications of, and all substitutions or releases of, security or of any party primarily or secondarily liable on this Note or any Security Agreement or any term and provision of either, which may be made, granted or consented to by Payee, and agree that suit may be brought and maintained against any one or more of them, at the election of Payee without joinder of any other as a party thereto, and that Payee shall not be required first to foreclose, proceed against, or exhaust any security hereof in order to enforce payment of this Note. The Maker and each Obligor hereby waives presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection herewith, as well as filing of suit (if permitted by law) and diligence in collecting this Note or enforcing any of the security hereof, and agrees to pay (if permitted by law) all expenses incurred in collection, including Payee’s actual attorneys’ fees.

THE MAKER HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS NOTE, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN MAKER AND PAYEE RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN MAKER AND PAYEE. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.) THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION, IN THE EVENT OF LITIGATION, THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

This Note and the Security Agreement constitute the entire agreement of the Maker and Payee with respect to the subject matter hereof and supercedes all prior understandings, agreements and representations, express or implied.

No variation or modification of this Note, or any waiver of any of its provisions or conditions, shall be valid unless in writing and signed by an authorized representative of Maker and Payee. Any such waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given.

Any provision in this Note or the Security Agreement which is in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.

Infinity Pharmaceuticals, Inc.

/s/ Michael J. Altenburger	By:	/s/ Thomas J. Burke
(Witness)

Michael J. Altenburger	Name:	Thomas J. Burke
(Print name)
	Title:	Controller
(Address)
Federal Tax ID #:04-3549480

	Address:	780 Memorial Drive Cambridge, MA 02139